Exhibit 10.3

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of September 30, 2015 by and between BioTime, Inc., a California corporation (the “Company”) and the undersigned identified on the signature page attached hereto (“Purchaser”).

ARTICLE 1.

PURCHASE AND SALE OF SHARES

1.1          Sale of Shares.  Purchaser hereby irrevocably agrees to purchase from the Company, and the Company agrees to sell to Purchaser pursuant to the Registration Statement (as defined below) the number of common shares, no par value, (“Shares”) required for applicable TASE Indexes, or such lesser number as provided in Section 1.2 below, at a price per Share equal to ninety-eight percent (98%) of the closing price of the Shares on the Tel Aviv Stock Exchange (“TASE”) on the TASE trading day immediately preceding the first day on which the Company’s common shares enter the TASE Indexes (the “Purchase Price”) The TASE Indexes that Company’s commons shares will enter (the “Indexes”) will be announced by TASE following the listing of the Shares on the TASE.

Without derogating the above, the Purchase Price for all of the purchased Shares hereunder, shall be the final and complete consideration paid to the Company and/or other third parties (exchanges, banks, Escrow Agent, etc.), and no additional commission, difference of exchanges rates or similar additional expense shall be imposed on Purchaser with respect to the Shares. In addition, the Company shall bear any and all fees and costs of the transfer agent and registrar of the Shares incurred in issuing the Shares in the name of Purchaser.

1.2          Adjustment to Number of Shares Sold.  The number of Shares that Purchaser shall purchase under this Agreement is subject to reduction as provided in this Section.

(a)            For purposes of Section 1.1 and this Section 1.2, any Shares purchased by Purchaser from sources other than the Company shall not reduce the number of Shares that Purchaser is required to purchase from the Company under this Agreement.

(b)            Purchaser acknowledges and agrees that the Shares being offered to Purchaser under this Agreement by the Company are part of an allotment of Shares that are being offered to other index funds (“Funds”) required to acquire Shares for purposes of one or more of the Indexes.  The total number of Shares available to all Funds including Purchaser will not exceed (a) 20% of the issued and outstanding common stock of the Company; and (b) a number of Shares having an aggregate purchase price of NIS 80 million (the “Maximum Shares”).  To the extent that the number of Shares that Purchaser is committing to purchase from the Company under Section 1.1 of this Agreement plus the total number of Shares that other Funds are committing to purchase under separate agreements with the Company exceeds the Maximum Shares, the Company will allocate Shares among Purchaser and the other Funds on a pro rata basis based on the respective number of Shares that Purchaser and the other Funds have agreed to purchase from the Company, so that the total number of Shares sold by the Company to Purchaser and the other Funds does not exceed the Maximum Shares. In the event that the Company reduces the number of Shares to be sold to Purchaser as provided in this Section 1.2(b), the Company will promptly notify Purchaser of the total number of Shares that will be sold to Purchaser.

(c)            A reduction in the number of Shares sold to Purchaser pursuant to this Section 1.2 will not change the Purchase Price per Share.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1          Registration Statement.

(a)            The Company has prepared and filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (File No. 333--201824) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the offer and sale of the Shares. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the prospectus contained therein has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company shall file a final a prospectus supplement with the SEC in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares (the “Prospectus Supplement”).

(b)            The Registration Statement, and the final prospectus together with the final prospectus supplement, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(c)            When issued pursuant to this Agreement and the Registration Statement at Closing, the Shares will be free and clear from any mortgages, charges, pledges, liens or restrictions on transfer, other than such restrictions as may be applicable under Rule 144 under the Securities Act with respect to sales or transfers of securities by an affiliate (as defined in Rule 144) of the issuer should Purchaser be or become an affiliate of the Company.

2.2          Valid Issuance of Shares.  The Shares that are being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, including payment of the entire Purchase Price, will be duly and validly issued, fully paid, and nonassessable.

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2.3          Listing and Maintenance Requirements.  The common shares of the Company have been designated for quotation or listed on the NYSE MKT and the Company has applied to list the Shares for trading on the TASE.

2.4          Disclosure Documents; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, during the twelve (12) months prior to the date hereof.

2.5         Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

2.6         Authority; Enforceability.  The Company has the power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.

2.7          No Conflict.  The execution and delivery of this Agreement and consummation of the sale of the Shares contemplated by this Agreement do not and will not violate any provisions of (i) the Securities Act or the Exchange Act or any rule or regulation thereunder, (ii) the California Corporations Code or the terms of any order, writ or decree of any court or judicial or regulatory authority or body by which the Company is bound, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT or the TASE applicable to the listing of the Company’s common shares.

2.8              No Litigation.  There is no lawsuit, arbitration proceeding, or administrative action or proceeding pending or threatened against the Company which questions the validity of this Agreement or any action taken or to be taken by the Company in connection with this Agreement or the issue and sale of the Shares hereunder.

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2.9         TASE Listing.  The Company undertakes to complete the listing of the Company's shares on TASE and to transfer all necessary documents in order to complete such listing.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company the following:

3.1          Organization. Purchaser, if not a natural person, is a corporation, limited liability company, partnership, trust or other entity duly organized, validly existing and in good standing under the laws of the state or other jurisdiction in which it is incorporated or otherwise organized.

3.2          Authority; Enforceability.  Purchaser has the power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement.  This Agreement has been duly authorized and executed by Purchaser and is the valid and binding agreement of Purchaser enforceable in accordance with its terms, except (i) to the extent limited by any bankruptcy, insolvency, or similar law affecting the rights of creditors generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3          No Conflict.  The execution and delivery of this Agreement, and consummation of the transactions contemplated hereunder, including the purchase of the Shares, by Purchaser do not and will not violate any provisions of (i) any rule, regulation, statute, or law applicable to Purchaser or (ii) the terms of any order, writ, or decree of any court or judicial or regulatory authority or body by which Purchaser is bound, or (iii) the articles of incorporation, bylaws, or similar charter or governing documents of Purchaser.

3.4          Purchaser has met all requirements by Israeli law to be defined as a "Classified Investor" under the First Addendum to the Israeli Securities Law, 1968-5728, and agrees to such definition.

3.5          No Short Sales. Purchaser has not, nor has any person or entity acting on behalf of or pursuant to any understanding, agreement, or arrangement with Purchaser, directly or indirectly executed any “short sale,” as defined in SEC Rule SHO, of the common shares of the Company since June 30, 2015.

3.6          Place of Business or Residence.  Purchaser represents and warrants that Purchaser has Purchaser’s principal place of business or residence as set forth on the signature page of this Agreement.

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ARTICLE 4.

CLOSING

4.1          Time and Place of Closing.  The consummation of the purchase and sale of the Shares (the “Closing”) shall take place on the date (the “Closing Date”) which shall be the third Business Day after the day on which the TASE announces the number of the Company’s common shares required for the Indexes (the “Index Calculation Date”).  The Closing shall occur at the principal office of the Company or at such other place as the parties may agree.  A “Business Day” shall be any day on which the banks in New York are not required or permitted to close.

4.2          Escrow Agent. Union Underwriting & Finances Ltd will be appointed by the parties as the Escrow Agent (the "Escrow Agent") in order to complete the transaction herein.  The Company and Purchaser shall enter into an Escrow Agreement with the Escrow Agent for such purpose, a copy of which is attached as Exhibit A.  The Escrow Agent shall act as an Escrow Agent and hold the Purchase Price in trust in accordance with the terms and conditions of the Escrow Agreement, including, as follows:

(a)            On the day before the Index Calculation Date, Purchaser shall pay in full the entire Purchase Price for the Shares purchased by way of wire transfer, in immediately available funds, to the trust bank account on the name of the Escrow Agent. The Purchase Price shall be paid in Israeli New Shekels.

(b)            On the Closing Date, the Company shall transfer the Shares to the Purchaser, pursuant and subject to the written confirmation of the Escrow Agent that it has received the entire Purchase Price from Purchaser.

(c)            On the Closing Date and after the Company has transferred the Shares directly to an account designated by the Purchaser as provided in Section 4.3(b), the Escrow Agent will transfer the entire Purchase Price to the Company.

(d)            Expense Reimbursement.  All fees and expenses payable to the Escrow Agent under the Escrow Agreement shall be borne by the Company, except for indemnification payments should any arise, which shall be paid in accordance with the Escrow Agreement.

4.3          Documents to be Delivered By the Company.  The Company shall deliver the following documents to Purchaser at the Closing:

(a)            Prospectus.  A copy of the most current prospectus (the “Prospectus”) included in the Registration Statement, and the Prospectus Supplement filed in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares; provided that the Prospectus and Prospectus Supplement may be delivered in accordance with Rule 172 under the Securities Act;

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(b)                Shares.  The Shares purchased by Purchaser shall be delivered electronically via The Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) to an account designated by Purchaser.  No later than one Business Day prior to the Closing Date, Purchaser shall provide the Company with the DWAC number of the account to which the Shares will be transferred and a properly completed Form W-8-BEN.  Confirmation from American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares, that the Shares purchased by Purchaser have been issued as provided by this paragraph shall be sufficient evidence that the Shares have been issued to Purchaser and that the Escrow Agent may release the Purchase Price to the Company.

4.4          Conditions of the Company's Obligation to Close.  The obligation of the Company to sell the Shares to Purchaser on each Closing Date is conditioned upon the following:

(a)            Payment and Delivery.  The Company’s receipt of the entire Purchase Price for the Shares being sold to Purchaser;

(b)            Representations and Warranties.  The representations and warranties made by Purchaser in ARTICLE 3 of this Agreement shall be true and correct in all material respects when made and on the Closing Date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects; and

(c)            Performance of Covenants.  Purchaser shall have fully performed all covenants and agreements required to be performed by Purchaser on or before the Closing Date.

(d)            NYSE MKT Approval.  The NYSE MKT shall have approved the Company’s additional listing application for the Shares to be sold to Purchaser.

(e)            TASE Approval.  The TASE shall have approved the Company’s application to list the Shares on the TASE.

(f)             No Shareholder Vote Required.  Under the rules and regulations of the NYSE MKT, the issue and sale of the Shares to Purchaser and the other Funds shall not require approval by a vote or consent of the Company’s shareholders.

4.5          Conditions of Purchaser’s Obligation to Close.  The obligation of Purchaser to purchase the Shares from the Company on any Closing Date is conditioned upon the following:

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(a)            Delivery.  Purchaser's receipt of the items required to be delivered by the Company under Section 4.3 above.

(b)            Representations and Warranties.  The representations and warranties made by the Company in ARTICLE 2 of this Agreement shall be true and correct in all material respects when made and on the applicable Closing Date, unless made as of a specific date in which case they shall be accurate as of such date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects.

(c)            Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

(d)            Bankruptcy; Insolvency.  The Company shall not be subject to (i) any order for relief, or subject to any pending proceeding for reorganization or liquidation, under the United States Bankruptcy Code, as amended, or under any other law pertaining to insolvency of the Company or creditor’s rights generally, (ii) any appointment of a receiver for the Company or any of its assets, or (iii) any plan or action of dissolution or liquidation of the Company or its business.

(e)            Listing.  Company’s common shares shall be listed for trading on the NYSE MKT and TASE, and such listings and trading shall not have been suspended, nor shall suspension by the SEC or the NYSE MKT or TASE have been threatened, as of the Closing Date, in writing by the SEC, the NYSE MKT, or the TASE.

(f)            Inclusion in Indexes.  The Company’s Shares shall be included in one or more of the Indexes.

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ARTICLE 5.

ADDITIONAL COVENANTS

5.1          Further Assurances.  Each party will execute, acknowledge, and deliver such additional certificates and documents and will take such additional actions as the other party may reasonably request on or after a Closing Date to effect, complete or perfect the issue and sale of the Shares to Purchaser.

5.2          Purchasers’ Market Activity.  Purchaser agrees that Purchaser shall not, prior to the completion of the purchase and sale of the Shares on the Closing Date, engage in any stabilization activity in connection with the Company’s common shares, or otherwise bid for or engage in any purchase or sale, including any short sale (as defined in SEC Rule SHO) of the Company’s common shares, directly or through or in arrangement with and any entity in control of, controlled by, or under common control with Purchaser.  Purchaser covenants and agrees that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release, Purchaser will maintain the confidentiality of the existence and terms of this Agreement.

5.3          Public Disclosure by the Company.  The Company may issue one or more press releases and file one or more Current Reports on Form 8-K under the Exchange Act describing the terms of the transactions contemplated by this Agreement, in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing.

5.4          Publicity.  Purchaser shall not issue any press release or make any similar public statement or communication disclosing the terms of this Agreement or the transactions hereunder without the prior written consent of the Company, provided that the Company’s consent shall not unreasonably be withheld or delayed if such disclosure is required by law and Purchaser shall have provided the Company with a copy of the proposed press release or other public statement or communication a reasonable time prior to the public release or dissemination thereof.

ARTICLE 6.

MISCELLANEOUS

6.1         Successors and Assigns.  The parties may not assign their rights or obligations under this Agreement, directly or by operation of law, without the consent of the other party.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of Purchaser and the Company.

6.2          Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter of this Agreement. This Agreement and any term of this Agreement may be amended, waived, discharged or terminated only by a written instrument signed by the parties.

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6.3          Notices, etc.  All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given (a) four (4) days after being deposited in the mail, certified air postage prepaid, return receipt requested, or (b) when delivered by hand, by messenger or overseas express air freight service (such as DHL), or (c) on the date of facsimile transmission (FAX) or electronic mail (email) if sent at or prior to 5:30 p.m. (New York City time) on a Business Day, or the next Business Day after the date of facsimile or email transmission, if sent on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a Business Day, in any case addressed as follows:

To any Purchaser:	At the address or FAX number or email address of Purchaser shown on the signature page of this Agreement

To the Company:	BioTime Inc. 1301 Harbor Bay Parkway Alameda, California 94502 Attention: Chief Financial Officer FAX: (510) 521- 3389 Email: rpeabody@biotimemail.com

Any party may change its address for the purpose of this Agreement by giving notice to each other party in accordance with this Section.

6.4         Expenses.  Purchaser and the Company shall bear their own expenses, including fees and expenses of their own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to Purchaser.

6.5         Brokers.  The Purchaser shall have no liability to any broker, finder, investment banker, or other advisor retained or engaged by the Company or any subsidiary of the Company in connection with the transactions contemplated by this Agreement.

6.6          Titles and Subtitles.  The titles or headings of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.7          Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from

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this Agreement and the balance of this Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Agreement as so interpreted shall be enforceable in accordance with its terms.

6.8          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed with signatures transmitted among the parties by facsimile or by email delivery of a pdf format data file, and no party shall deny the validity of a signature or this Agreement signed and so transmitted on the basis that a signed document is represented by a copy or facsimile or pdf format data file and not an original.

6.9          Termination. This Agreement may be terminated by Purchaser by written notice to the Company, or by the Company, by written notice to Purchaser, in either case if the Closing has not been consummated on or before the third Business Day after the Index Calculation Date other than due to a breach of this Agreement or any covenant or agreement hereunder by the party seeking to so terminate this Agreement.  Termination of this Agreement will not affect the right of any party not in breach of its covenants and agreements under this Agreement to sue for any breach of this Agreement by the other party.

 [Signatures on following page]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:

BioTime, Inc.

By:	/s/R W Peabody

Title:	SR VP

PURCHASER:

Harel Financial Products Ltd.

By:	/s/Uri Shur
Uri Shur
Title:	CEO

By:	/s/David Yedid
David Yedid

Title:	V.P.
Address:	7 Jabotinsky St.
Ranat-Gan
Israel

FAX Number: 03-754-6311
Email: uris@hf.co.il

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EXHIBIT A

ESCROW AGREEMENT

This ESCROW AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of September 29, 2015, by and among  Harel Financial Products Ltd (“Purchaser”) and BioTime, Inc., a California corporation (the “Company”). (Each of Purchaser and the Company, a “Party”, and collectively the “Parties”).

W I T N E S S E T H

WHEREAS	the Company and Purchaser have entered into a Purchase Agreement pursuant to which the Company shall sell Purchaser common shares of the Company, no par value (the "Shares"), in exchange for the Purchase Price (as defined in the Purchase Agreement)

WHEREAS	the Company and Purchaser have agreed and desirous and willing that the closing of the Purchase Agreement will take place in accordance with the terms and provisions of this Agreement;

WHEREAS	The Parties wish to appoint Union Bank Trust Co. Ltd to hold the Purchase Price for the purpose of ensuring the delivery of the Shares against receipt of the Purchase Price, in accordance with the terms of this Agreement and the share price as defined below;

NOW, THEREFORE, in furtherance of the Purchase Agreement and in consideration to the Escrow Fees as defined herein, the parties intending to be legally bound agree as follows:

1.	The Company and the Purchaser hereby appoint the Union Bank Trust Co. Ltd Company as the "Escrow Agent" under this Agreement to hold the Purchase Price, and Union Bank Trust Co. Ltd accepts such designation and appointment and agrees to act in accordance with the terms of this Agreement and Purchase Agreement. It is hereby expressly provided that in the event a conflict should arise as between the terms of this Agreement and the Purchase Agreement, the terms of this Agreement shall control. The Escrow Agent agrees that upon receipt of the Purchase Price in accordance with Section 2 below, the Escrow Agent shall hold such funds in accordance with this Agreement.

2.	Term of Escrow; Deposit and/or release of the shares and the Purchase Price.

2.1.	At the end of the last Tel Aviv Stock Exchange Ltd. ("TASE") trading day preceding the Index Calculation Date (as defined in the Purchase Agreement, herein: "The Pricing Date"), the Purchaser shall deliver the Purchase Price to the Escrow Agent by wire transfer by depositing the Purchase Price to the bank account designated by Escrow Agent to the Company and Purchaser and by sending a proper documentation of such wire transfer to amos-f@ubi.co.il + shai@ubi.co.il ("E-Mail Delivery"). The Purchase Price shall be paid in Israeli New Shekels (NIS) and in immediately available funds. Union Underwriting & Finances Ltd. ("Union Underwriters") will notify the Escrow Agent of the Price Per Share determined according to the Purchase Agreement (the "PPS") that will be the last price of the Company's share at TASE in the Pricing Date and will calculate the Purchase Price for the purpose of the escrow. The above PPS and calculations by Union Underwriters are limited to the purposes of the Escrow Agreement and will not deteriorate from the parties' rights according to the Purchase Agreement. The parties hereby waive and release Union Underwriters from any claim regarding the PPS and the calculations.

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2.2.	The Escrow Agent shall immediately notify the Company and the Purchaser in writing of receipt of the Purchase Price (the "Written Notification").

2.3.	On or before the date on which the Purchase Prices is deposited with the Escrow Agent, Purchaser shall notify the Company and the Escrow Agent of the name, telephone number, and email address of an authorized person at the financial institution that will receive the Shares for Purchaser’s account, who the Company and the Escrow Agent may contact to confirm receipt of the Shares.

2.4.	Upon receiving Written Notification, the Company shall take all necessary actions for the issuance of the Shares in the manner provided in the Purchase Agreement. Purchaser acknowledges and agrees to provide the Company with the proper Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) number for the account into which Purchaser’s Shares are to be issued. Purchaser shall provide American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares (the “Transfer Agent”), with all information and documentation that the Transfer Agent requires to issue the Shares.

2.5.	The Transfer Agent shall promptly provide written notification of the issuance of the Shares by DWAC to the account designated by Purchaser.

2.6.	Immediately following receipt of the Shares in Purchaser’s account, but not before October 6th, 2015, Purchaser shall provide a written confirmation of receipt, including the number of shares by email to the Escrow Agent and the Company, and the Escrow Agent shall release and deliver the Purchase Price, calculated by the number of shares multiplied by the PPS and deduced by 1% (fee to Union Underwriters to be transferred by the Escrow Agent to Union Underwriters' account within the Union Bank) by wire transfer to a bank account of the Company designated in writing by the Company. Escrow Agent shall also deliver a confirmation of such transfer to the Company including the identification number of the wire. In case of excess funds deposited by the Purchaser within the Escrow Agent (comparing to the number of shares actually received by the Purchaser multiplied by the PPS), the Escrow Agent will return such excess funds to the Purchaser 14 days after being deposited. In case of excess of shares, allocated by the Company to the Purchaser above the scale required from the Purchaser's Purchase Price, the Escrow Agent's role will be limited to transferring the Purchase Price to the Company.

2.7.	All incidental costs, fees and expenses related to the transfer of the Purchase Price to the Company will be incurred by the Company, so that the Company will receive the net value after such costs, if any, were deduced. In case that the Company decides or is required to receive the Purchase Price in USD, the Escrow Agent will act in good faith to convert the Purchase Price from NIS to USD at market values used in Union Bank, at the expense of the Company regarding the cost of such conversion.

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2.8.	Notwithstanding anything to the contrary hereunder, the Escrow Agent shall not be required to release the Purchase Price unless, prior thereto, it shall have received from the appropriate recipient:

2.8.1.	Full bank account details (the account must be solely owned and controlled by BioTime): name of bank, branch number, account number, name of account, SWIFT, IBAN/ABA;

2.8.2.	Any applied tax forms, if applicable; and

2.8.3.	Bank account ownership approval which would be an official letter from the bank, approved for authenticity by either Pearl Cohen Zedek Latzer Baratz (PCTLB) directly or by PCTLB's approval of such certification done by a US-based law firm that regularly represents BioTime.

2.8.4.	BioTime declares and commits that no tax deduction is required by the Escrow Agent prior to releasing the investment proceeds to BioTime. BioTime undertakes to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses related to that matter.

3.	Escrow Fees. Omitted.

4.	Liability of the Escrow Agent. The Escrow Agent undertakes to perform only the duties as are expressly set forth herein and no other duties and obligations (fiduciary or otherwise) shall be implied. Escrow Agent shall have no duty to enforce any obligation of any other person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any other person to perform any other act. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement (even though such agreement may be referenced in this Agreement) other than this Agreement. The Escrow Agent is not a party to the Purchase Agreement, is not bound by any of its terms, and has not undertaken in any way to effectuate, implement or comply with the Purchase Agreement. The Escrow Agent shall not be liable to any other party hereto or to anyone else for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Escrow Agent’s gross negligence, willful misconduct or bad faith was the cause of any loss suffered by such party. The Escrow Agent’s sole responsibility shall be for the safekeeping and releasing of the Purchase Price in accordance with the terms of this Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.	Indemnification of the Escrow Agent. Subject to the other provisions of this Agreement, the Company and the Purchaser agree to indemnify, in equal parts (50%-50%) and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter. Notwithstanding the foregoing, there shall be no indemnification obligation under this Section in an event of the Escrow Agent’s breach of this Agreement, violation of applicable laws, gross negligence, bad faith or willful misconduct. The Escrow Agent shall notify the Company and the Purchaser in writing of any written assertion of a claim against the Escrow Agent, promptly after the Escrow Agent shall have received any such information as to the nature and basis of the claim or learns of circumstances that may bring about such claim. The Escrow Agent agrees not to settle any litigation in connection with any claim or liability with respect to which the Escrow Agent may seek indemnification from the Company and the Purchaser without the prior written consent of the Company and the Purchaser.

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6.	Notices. All notices required or permitted hereunder shall be in writing, must be by E-Mail Delivery as defined above (fax delivery may be added but will not suffice) and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by facsimile or email with confirmation of transmission. All communications shall be sent to the Company, the Purchaser and the Escrow Agent at their respective facsimile numbers or email addresses set forth below.

7.	Priority. In the event of any conflict between the provisions of this Agreement, this Agreement shall be construed in a manner prescribed by the Escrow Agent acting in good faith.

8.	Miscellaneous

The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Company and the Purchaser and the Escrow Agent. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party without the prior consent of the Escrow Agent and the other Parties.

This Agreement may be executed by facsimile signatures, which for all purposes shall be deems to constitute originals. This Agreement may be executed in counterparts, all of which when taken together shall be deemed one original.

[Signatures on following page]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:
BioTime, Inc.

By:
Title:	Chief Financial Officer
Address:	1301 Harbor Bay Parkway
Alameda, California 94502
Attention: Robert W. Peabody, Chief Financial Officer
FAX Number: (415) 521-3389
Email: rpeabody@biotimemail.com

PURCHASER:

Harel Financial Products Ltd

By:

Title:

Address:	7 Jabotinsky St.
Ranat-Gan
Israel

FAX Number: 03-756-6311
Email: uris@hf.co.il

ESCROW AGENT:

By:
Amos Fargon
Title:	Chief Operating Officer

Address:	Union Bank Trust Co. Ltd
28 Ahad Ha'am St., Tel Aviv

FAX Number: +972-3-5191208
Email: amos-f@ubi.co.il

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STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of September 30, 2015 by and between BioTime, Inc., a California corporation (the “Company”) and the undersigned identified on the signature page attached hereto (“Purchaser”).

ARTICLE 7.
PURCHASE AND SALE OF SHARES

1.1          Sale of Shares.  Purchaser hereby irrevocably agrees to purchase from the Company, and the Company agrees to sell to Purchaser pursuant to the Registration Statement (as defined below) a number of common shares, no par value, (“Shares”) required for applicable TASE Indexes, or such lesser number as provided in Section 1.2 below, at a price per Share equal to ninety-eight percent (98%) of the closing price of the Shares on the Tel Aviv Stock Exchange (“TASE”) on the TASE trading day immediately preceding the first day on which the Company’s common shares enter the TASE Indexes (the “Purchase Price”).  The TASE Indexes that Company’s commons shares will enter (the “Indexes”) will be announced by TASE following the listing of the Shares on the TASE.

1.2           Adjustment to Number of Shares Sold.  The number of Shares that Purchaser shall purchase under this Agreement is subject to reduction as provided in this Section.

(a)            For purposes of Section 1.1 and this Section 1.2, any Shares purchased by Purchaser from sources other than the Company shall not reduce the number of Shares that Purchaser is required to purchase from the Company under this Agreement.

(b)            Purchaser acknowledges and agrees that the Shares being offered to Purchaser under this Agreement by the Company are part of an allotment of Shares that are being offered to other sophisticated investors (“Sophisticated Investor”).  The total number of Shares available to all Sophisticated Investors including Purchaser will not exceed: (a) 20% of the issued and outstanding common stock of the Company; and (b) a number of Shares having an aggregate purchase price of NIS 80 million (the “Maximum Shares”).  To the extent that the number of Shares that Purchaser is committing to purchase from the Company under Section 1.1 of this Agreement plus the total number of Shares that other Sophisticated Investors are committing to purchase under separate agreements with the Company exceeds the Maximum Shares, the Company will allocate Shares among Purchaser and the other Sophisticated Investors on a pro rata basis based on the respective number of Shares that Purchaser and the other Sophisticated Investors have agreed to purchase from the Company, so that the total number of Shares sold by the Company to Purchaser and the other Sophisticated Investors does not exceed the Maximum Shares. In the event that the Company reduces the number of Shares to be sold to Purchaser as provided in this Section 1.2(b), the Company will promptly notify Purchaser of the total number of Shares that will be sold to Purchaser.

(c)            A reduction in the number of Shares sold to Purchaser pursuant to this Section 1.2 will not change the Purchase Price per Share.

ARTICLE 8.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1          Registration Statement.

(a)            The Company has prepared and filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (File No. 333--201824) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the offer and sale of the Shares. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the prospectus contained therein has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company shall file a final a prospectus supplement with the SEC in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares (the “Prospectus Supplement”).

(b)            The Registration Statement, and the final prospectus together with the final prospectus supplement, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(c)            When issued pursuant to this Agreement and the Registration Statement at Closing, the Shares will be free of any restrictions on transfer or sale under the Securities Act, other than such restrictions as may be applicable under Rule 144 under the Securities Act with respect to sales or transfers of securities by an affiliate (as defined in Rule 144) of the issuer should Purchaser be or become an affiliate of the Company.

2.2          Valid Issuance of Shares.  The Shares that are being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, including payment of the Purchase Price, will be duly and validly issued, fully paid, and nonassessable.

2.3          Listing and Maintenance Requirements.  The common shares of the Company have been designated for quotation or listed on the NYSE MKT and the Company has applied to list the Shares for trading on the TASE.

2.4          Disclosure Documents; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, during the twelve (12) months prior to the date hereof.

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2.5          Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

2.6          Authority; Enforceability.  The Company has the power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.

2.7          No Conflict.  The execution and delivery of this Agreement and consummation of the sale of the Shares contemplated by this Agreement do not and will not violate any provisions of (i) the Securities Act or the Exchange Act or any rule or regulation thereunder, including the Israeli Securities Law, (ii) the California Corporations Code or the terms of any order, writ or decree of any court or judicial or regulatory authority or body by which the Company is bound, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT or the TASE applicable to the listing of the Company’s common shares.

2.8          No Litigation.  There is no lawsuit, arbitration proceeding, or administrative action or proceeding pending or threatened against the Company which questions the validity of this Agreement or any action taken or to be taken by the Company in connection with this Agreement or the issue and sale of the Shares hereunder.

ARTICLE 9.
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company the following:

3.1          Organization. Purchaser, if not a natural person, is either a corporation, limited liability company, partnership, trust or other entity duly organized, validly existing and in good standing under the laws of the state or other jurisdiction in which it is incorporated or otherwise organized.

3.2          Authority; Enforceability.  Purchaser has the power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement.  This Agreement has been duly authorized and executed by Purchaser and is the valid and binding agreement of Purchaser enforceable in accordance with its terms, except (i) to the extent limited by any bankruptcy, insolvency, or similar law affecting the rights of creditors generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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3.3          No Conflict.  The execution and delivery of this Agreement, and consummation of the transactions contemplated hereunder, including the purchase of the Shares, by Purchaser do not and will not violate any provisions of (i) any rule, regulation, statute, or law applicable to Purchaser or (ii) the terms of any order, writ, or decree of any court or judicial or regulatory authority or body by which Purchaser is bound, or (iii) the articles of incorporation, bylaws, or similar charter or governing documents of Purchaser.

3.4               Purchaser has met all requirements by Israeli law to be defined as a "Classified Investor" under the First Addendum to the Israeli Securities Law, 1968-5728, and agrees to such definition.

3.5          No Short Sales. Purchaser has not, nor has any person or entity acting on behalf of or pursuant to any understanding, agreement, or arrangement with Purchaser, directly or indirectly executed any “short sale,” as defined in SEC Rule SHO, of the common shares of the Company since June 30, 2015.

3.6          Place of Business or Residence.  Purchaser represents and warrants that Purchaser has Purchaser’s principal place of business or residence as set forth on the signature page of this Agreement.

ARTICLE 10.
CLOSING

4.1       Time and Place of Closing.  The consummation of the purchase and sale of the Shares (“Closing”) shall take place on the date (the “Closing Date”) which shall be the third Business Day after the day on which the TASE announces the number of the Company’s common shares required for the Indexes (the “Index Calculation Date”).  The Closing shall occur at the principal office of the Company or at such other place as the parties may agree.  A “Business Day” shall be any day on which the banks in New York are not required or permitted to close.

4.2       Escrow Agent. Union Underwriting & Finances Ltd. or an affiliate as may be agreed by the parties, will be appointed by the parties as the Escrow Agent (the "Escrow Agent") in order to complete the transaction herein. The Company and Purchaser shall enter into an Escrow Agreement with the Escrow Agent for such purpose, a copy of which is attached as Exhibit A.  The Escrow Agent shall hold the Purchase Price in Escrow in accordance with the terms and conditions of the Escrow Agreement, as follows:

(a)            On the day before the Index Calculation Date, Purchaser shall pay in full the Purchase Price for the Shares purchased by way of wire transfer, in immediately available funds, to the trust bank account to be established in the name of the Escrow. The Purchase Price shall be paid in Israeli New Shekels.

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(b)            On the Closing Date, the Company shall transfer the Shares to the Purchaser, pursuant and subject to the written confirmation of the Escrow that it has received the entire Purchase Price from Purchaser.

(c)            On the Closing Date and after the Company has transferred the Shares directly to an account designated the Purchaser as provided in Section 4.3(b), the Trustee will transfer the entire Purchase Price to the Company.

(d)            Expense Reimbursement.  All fees and expenses payable to the Escrow Agent under the Escrow Agreement shall be borne by the Company, except for indemnification payments should any arise, which shall be paid in accordance with the Escrow Agreement.

4.3        Documents to be Delivered By the Company.  The Company shall deliver the following documents to Purchaser at the Closing:

(a)            Prospectus.  A copy of the most current prospectus (the “Prospectus”) included in the Registration Statement, and the Prospectus Supplement filed in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares; provided that the Prospectus and Prospectus Supplement may be delivered in accordance with Rule 172 under the Securities Act;

(b)            Shares.  The Shares purchased by Purchaser shall be delivered electronically via The Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) to an account designated by Purchaser.  No later than one Business Day prior to the Closing Date, Purchaser shall provide the Company with the DWAC number of the account to which the Shares will be transferred and a properly completed Form W-8-BEN.  Confirmation from American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares, that the Shares purchased by Purchaser have been issued as provided by this paragraph shall be sufficient evidence that the Shares have been issued to Purchaser and that the Escrow Agent may release the Purchase Price to the Company.

4.4        Conditions of the Company's Obligation to Close.  The obligation of the Company to sell the Shares to Purchaser on each Closing Date is conditioned upon the following:

(a)            Payment and Delivery.  The Company’s receipt of the entire Purchase Price for all of the Shares being sold to Purchaser;

(b)            Representations and Warranties.  The representations and warranties made by Purchaser in ARTICLE 3 of this Agreement shall be true and correct in all material respects when made and on the Closing Date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects; and

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(c)            Performance of Covenants.  Purchaser shall have fully performed all covenants and agreements required to be performed by Purchaser on or before the Closing Date.

(d)            NYSE MKT Approval.  The NYSE MKT shall have approved the Company’s additional listing application for the Shares to be sold to Purchaser.

(e)            TASE Approval.  The TASE shall have approved the Company’s application to list the Shares on the TASE.

(f)             No Shareholder Vote Required.  Under the rules and regulations of the NYSE MKT, the issue and sale of the Shares to Purchaser and the other Sophisticated Investors shall not require approval by a vote or consent of the Company’s shareholders.

4.5        Conditions of Purchaser’s Obligation to Close.  The obligation of Purchaser to purchase the Shares from the Company on any Closing Date is conditioned upon the following:

(a)            Delivery.  Purchaser's receipt of the items required to be delivered by the Company under Section 4.2 above.

(b)            Representations and Warranties.  The representations and warranties made by the Company in ARTICLE 2 of this Agreement shall be true and correct in all material respects when made and on the applicable Closing Date, unless made as of a specific date in which case they shall be accurate as of such date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects.

(c)            Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

(d)            Bankruptcy; Insolvency.  The Company shall not be subject to (i) any order for relief, or subject to any pending proceeding for reorganization or liquidation, under the United States Bankruptcy Code, as amended, or under any other law pertaining to insolvency of the Company or creditor’s rights generally, (ii) any appointment of a receiver for the Company or any of its assets, or (iii) any plan or action of dissolution or liquidation of the Company or its business.

(e)            Listing.  The Company’s common shares shall be listed for trading on the NYSE MKT and TASE, and such listings and trading shall not have been suspended, nor shall suspension by the SEC or the NYSE MKT or TASE have been threatened, as of the Closing Date, in writing by the SEC, the NYSE MKT, or the TASE.

(f)             Inclusion in Indexes.  The Company’s Shares shall be included in one or more of the Indexes.

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ARTICLE 11.
ADDITIONAL COVENANTS

5.1        Further Assurances.  Each party will execute, acknowledge, and deliver such additional certificates and documents and will take such additional actions as the other party may reasonably request on or after a Closing Date to effect, complete or perfect the issue and sale of the Shares to Purchaser.

5.2        Purchasers’ Market Activity.  Purchaser agrees that Purchaser shall not, prior to the completion of the purchase and sale of the Shares on the Closing Date, engage in any stabilization activity in connection with the Company’s common shares, or otherwise bid for or engage in any purchase or sale, including any short sale (as defined in SEC Rule SHO) of the Company’s common shares, directly or through or in arrangement with and any entity in control of, or under common control with Purchaser.  Purchaser covenants and agrees that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release, Purchaser will maintain the confidentiality of the existence and terms of this Agreement.

5.3        Public Disclosure by the Company.  The Company may issue one or more press releases and file one or more Current Reports on Form 8-K under the Exchange Act describing the terms of the transactions contemplated by this Agreement, in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing. The Purchaser name will not be mentioned in the above said press releases.

5.4        Publicity.  Purchaser shall not issue any press release or make any similar public statement or communication disclosing the terms of this Agreement or the transactions hereunder without the prior written consent of the Company, provided that the Company’s consent shall not unreasonably be withheld or delayed if such disclosure is required by law and Purchaser shall have provided the Company with a copy of the proposed press release or other public statement or communication a reasonable time prior to the public release or dissemination thereof.

5.5          Indemnification. In the event, that Purchase will not transfer the entire Purchase Price to the Company, Purchaser will indemnify the Company in the amount of the entire Purchase Price. Without derogating the foregoing, in the event that Purchaser transferred the entire Purchase Price, but the Company did not allot the Shares to Purchaser by the day the Company’s common shares enter the Indexes, the Company will indemnify Purchaser up to the amount of the difference between the Purchase Price and the Price Purchaser actually paid for the Company’s common shares on TASE.  In such event, Purchaser shall be obligated to deliver the Company with evidence as to the Price Purchaser actually paid.

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ARTICLE 12.
MISCELLANEOUS

6.1        Successors and Assigns.  The parties may not assign their rights or obligations under this Agreement, directly or by operation of law, without the consent of the other party.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of Purchaser and the Company.

6.2        Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter of this Agreement.  This Agreement and any term of this Agreement may be amended, waived, discharged or terminated only by a written instrument signed by the parties.

6.3        Notices, etc.  All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given (a) four (4) days after being deposited in the mail, certified air postage prepaid, return receipt requested, or (b) when delivered by hand, by messenger or overseas express air freight service (such as DHL), or (c) on the date of facsimile transmission (FAX) or electronic mail (email) if sent at or prior to 5:30 p.m. (New York City time) on a Business Day, or the next Business Day after the date of facsimile or email transmission, if sent on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a Business Day, in any case addressed as follows:

To any Purchaser:	At the address or FAX number or email address of Purchaser shown on the signature page of this Agreement

To the Company:	BioTime Inc. 1301 Harbor Bay Parkway Alameda, California 94502 Attention: Chief Financial Officer FAX: (510) 521- 3389 Email: rpeabody@biotimemail.com

Any party may change its address for the purpose of this Agreement by giving notice to each other party in accordance with this Section.

6.4        Expenses.  Purchaser and the Company shall bear their own expenses, including fees and expenses of their own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to Purchaser.

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6.5       Brokers.  The Purchaser shall have no liability to any broker, finder, investment banker, or other advisor retained or engaged by the Company or any subsidiary of the Company in connection with the transactions contemplated by this Agreement.

6.6        Titles and Subtitles.  The titles or headings of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.7        Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Agreement as so interpreted shall be enforceable in accordance with its terms.

6.8        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed with signatures transmitted among the parties by facsimile or by email delivery of a pdf format data file, and no party shall deny the validity of a signature or this Agreement signed and so transmitted on the basis that a signed document is represented by a copy or facsimile or pdf format data file and not an original.

6.9        Termination. This Agreement may be terminated by the Purchaser, by written notice to the Company, or by the Company, by written notice to Purchaser, in either case if the Closing has not been consummated on or before the third Business Day after the Index Calculation Date other than due to a breach of this Agreement or any covenant or agreement hereunder by the party seeking to so terminate this Agreement.  Termination of this Agreement will not affect the right of any party not in breach of its covenants and agreements under this Agreement to sue for any breach of this Agreement by the other party.

[Signatures on following page]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:

BioTime, Inc.

By:	/s/ R W Peabody

Title:	SR VP

PURCHASER:

KSM SAL INDICES CERTIFICATES LTD.

By:	/s/Meital Meir	Ben-Li Alon
	Meital Meir	Ben-Li Alon

Title:	Head of Operations	CFO

Address:	25 Efaal St.

Petah-Tikva 4951125

Israel

FAX Number: +972-3-753-2030

Email: TZLILL.KEREN-BLUM@XNES.CO.IL

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EXHIBIT A

ESCROW AGREEMENT

This ESCROW AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of September 29, 2015, by and among KSM SAL INDICIES CERTIFICATES LTD (“Purchaser”) and BioTime, Inc., a California corporation (the “Company”). (Each of Purchaser and the Company, a “Party”, and collectively the “Parties”).

W I T N E S S E T H

WHEREAS	the Company and Purchaser have entered into a Purchase Agreement pursuant to which the Company shall sell Purchaser common shares of the Company, no par value (the "Shares"), in exchange for the Purchase Price (as defined in the Purchase Agreement)

WHEREAS	the Company and Purchaser have agreed and desirous and willing that the closing of the Purchase Agreement will take place in accordance with the terms and provisions of this Agreement;

WHEREAS	The Parties wish to appoint Union Bank Trust Co. Ltd to hold the Purchase Price for the purpose of ensuring the delivery of the Shares against receipt of the Purchase Price, in accordance with the terms of this Agreement and the share price as defined below;

NOW, THEREFORE, in furtherance of the Purchase Agreement and in consideration to the Escrow Fees as defined herein, the parties intending to be legally bound agree as follows:

1.	The Company and the Purchaser hereby appoint the Union Bank Trust Co. Ltd Company as the "Escrow Agent" under this Agreement to hold the Purchase Price, and Union Bank Trust Co. Ltd accepts such designation and appointment and agrees to act in accordance with the terms of this Agreement and Purchase Agreement. It is hereby expressly provided that in the event a conflict should arise as between the terms of this Agreement and the Purchase Agreement, the terms of this Agreement shall control. The Escrow Agent agrees that upon receipt of the Purchase Price in accordance with Section 2 below, the Escrow Agent shall hold such funds in accordance with this Agreement.

2.	Term of Escrow; Deposit and/or release of the shares and the Purchase Price.

2.1.	At the end of the last Tel Aviv Stock Exchange Ltd. ("TASE") trading day preceding the Index Calculation Date (as defined in the Purchase Agreement, herein: "The Pricing Date"), the Purchaser shall deliver the Purchase Price to the Escrow Agent by wire transfer by depositing the Purchase Price to the bank account designated by Escrow Agent to the Company and Purchaser and by sending a proper documentation of such wire transfer to amos-f@ubi.co.il + shai@ubi.co.il ("E-Mail Delivery"). The Purchase Price shall be paid in Israeli New Shekels (NIS) and in immediately available funds. Union Underwriting & Finances Ltd. ("Union Underwriters") will notify the Escrow Agent of the Price Per Share determined according to the Purchase Agreement (the "PPS") that will be the last price of the Company's share at TASE in the Pricing Date and will calculate the Purchase Price for the purpose of the escrow. The above PPS and calculations by Union Underwriters are limited to the purposes of the Escrow Agreement and will not deteriorate from the parties' rights according to the Purchase Agreement. The parties hereby waive and release Union Underwriters from any claim regarding the PPS and the calculations.

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2.2.	The Escrow Agent shall immediately notify the Company and the Purchaser in writing of receipt of the Purchase Price (the "Written Notification").

2.3.	On or before the date on which the Purchase Prices is deposited with the Escrow Agent, Purchaser shall notify the Company and the Escrow Agent of the name, telephone number, and email address of an authorized person at the financial institution that will receive the Shares for Purchaser’s account, who the Company and the Escrow Agent may contact to confirm receipt of the Shares.

2.4.	Upon receiving Written Notification, the Company shall take all necessary actions for the issuance of the Shares in the manner provided in the Purchase Agreement. Purchaser acknowledges and agrees to provide the Company with the proper Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) number for the account into which Purchaser’s Shares are to be issued. Purchaser shall provide American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares (the “Transfer Agent”), with all information and documentation that the Transfer Agent requires to issue the Shares.

2.5.	The Transfer Agent shall promptly provide written notification of the issuance of the Shares by DWAC to the account designated by Purchaser.

2.6.	Immediately following receipt of the Shares in Purchaser’s account, but not before October 6th, 2015, Purchaser shall provide a written confirmation of receipt, including the number of shares by email to the Escrow Agent and the Company, and the Escrow Agent shall release and deliver the Purchase Price, calculated by the number of shares multiplied by the PPS and deduced by 1% (fee to Union Underwriters to be transferred by the Escrow Agent to Union Underwriters' account within the Union Bank) by wire transfer to a bank account of the Company designated in writing by the Company. Escrow Agent shall also deliver a confirmation of such transfer to the Company including the identification number of the wire. In case of excess funds deposited by the Purchaser within the Escrow Agent (comparing to the number of shares actually received by the Purchaser multiplied by the PPS), the Escrow Agent will return such excess funds to the Purchaser 14 days after being deposited. In case of excess of shares, allocated by the Company to the Purchaser above the scale required from the Purchaser's Purchase Price, the Escrow Agent's role will be limited to transferring the Purchase Price to the Company.

2.7.	All incidental costs, fees and expenses related to the transfer of the Purchase Price to the Company will be incurred by the Company, so that the Company will receive the net value after such costs, if any, were deduced. In case that the Company decides or is required to receive the Purchase Price in USD, the Escrow Agent will act in good faith to convert the Purchase Price from NIS to USD at market values used in Union Bank, at the expense of the Company regarding the cost of such conversion.

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2.8.	Notwithstanding anything to the contrary hereunder, the Escrow Agent shall not be required to release the Purchase Price unless, prior thereto, it shall have received from the appropriate recipient:

2.8.1.	Full bank account details (the account must be solely owned and controlled by BioTime): name of bank, branch number, account number, name of account, SWIFT, IBAN/ABA;

2.8.2.	Any applied tax forms, if applicable; and

2.8.3.	Bank account ownership approval which would be an official letter from the bank, approved for authenticity by either Pearl Cohen Zedek Latzer Baratz (PCTLB) directly or by PCTLB's approval of such certification done by a US-based law firm that regularly represents BioTime.

2.8.4.	BioTime declares and commits that no tax deduction is required by the Escrow Agent prior to releasing the investment proceeds to BioTime. BioTime undertakes to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses related to that matter.

3.	Escrow Fees. Omitted.

4.	Liability of the Escrow Agent. The Escrow Agent undertakes to perform only the duties as are expressly set forth herein and no other duties and obligations (fiduciary or otherwise) shall be implied. Escrow Agent shall have no duty to enforce any obligation of any other person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any other person to perform any other act. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement (even though such agreement may be referenced in this Agreement) other than this Agreement. The Escrow Agent is not a party to the Purchase Agreement, is not bound by any of its terms, and has not undertaken in any way to effectuate, implement or comply with the Purchase Agreement. The Escrow Agent shall not be liable to any other party hereto or to anyone else for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Escrow Agent’s gross negligence, willful misconduct or bad faith was the cause of any loss suffered by such party. The Escrow Agent’s sole responsibility shall be for the safekeeping and releasing of the Purchase Price in accordance with the terms of this Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.	Indemnification of the Escrow Agent. Subject to the other provisions of this Agreement, the Company and the Purchaser agree to indemnify, in equal parts (50%-50%) and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter. Notwithstanding the foregoing, there shall be no indemnification obligation under this Section in an event of the Escrow Agent’s breach of this Agreement, violation of applicable laws, gross negligence, bad faith or willful misconduct. The Escrow Agent shall notify the Company and the Purchaser in writing of any written assertion of a claim against the Escrow Agent, promptly after the Escrow Agent shall have received any such information as to the nature and basis of the claim or learns of circumstances that may bring about such claim. The Escrow Agent agrees not to settle any litigation in connection with any claim or liability with respect to which the Escrow Agent may seek indemnification from the Company and the Purchaser without the prior written consent of the Company and the Purchaser.

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6.	Notices. All notices required or permitted hereunder shall be in writing, must be by E-Mail Delivery as defined above (fax delivery may be added but will not suffice) and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by facsimile or email with confirmation of transmission. All communications shall be sent to the Company, the Purchaser and the Escrow Agent at their respective facsimile numbers or email addresses set forth below.

7.	Priority. In the event of any conflict between the provisions of this Agreement, this Agreement shall be construed in a manner prescribed by the Escrow Agent acting in good faith.

8.	Miscellaneous

The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Company and the Purchaser and the Escrow Agent. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party without the prior consent of the Escrow Agent and the other Parties.

This Agreement may be executed by facsimile signatures, which for all purposes shall be deems to constitute originals. This Agreement may be executed in counterparts, all of which when taken together shall be deemed one original.

[Signatures on following page]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:
BioTime, Inc.

By:
Title:	Chief Financial Officer
Address:	1301 Harbor Bay Parkway
Alameda, California 94502
Attention: Robert W. Peabody, Chief Financial Officer
FAX Number: (415) 521-3389
Email: rpeabody@biotimemail.com

PURCHASER:

KSM SAL INDICIES CERTIFICATES LTD.

By:

Title:

Address:	25 Efaal St.
Petah-Tikva 4951125
Israel
FAX Number: +972-3-753-2030
Email: TZLILL.KEREN-BLUM@XNES.CO.IL

ESCROW AGENT:

By:
Amos Fargon
Title:	Chief Operating Officer

Address:	Union Bank Trust Co. Ltd
28 Ahad Ha'am St., Tel Aviv
FAX Number: +972-3-5191208
Email: amos-f@ubi.co.il

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STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of September 30, 2015 by and between BioTime, Inc., a California corporation (the “Company”) and the undersigned identified on the signature page attached hereto (“Purchaser”).

ARTICLE 13.
PURCHASE AND SALE OF SHARES

1.1        Sale of Shares.  Purchaser hereby irrevocably agrees to purchase from the Company, and the Company agrees to sell to Purchaser pursuant to the Registration Statement (as defined below) a number of common shares, no par value, (“Shares”) required for applicable TASE Indexes, or such lesser number as provided in Section 1.2 below, at a price per Share equal to ninety-eight percent (98%) of the closing price of the Shares on the Tel Aviv Stock Exchange (“TASE”) on the TASE trading day immediately preceding the first day on which the Company’s common shares enter the TASE Indexes (the “Purchase Price”).  The TASE Indexes that Company’s commons shares will enter (the “Indexes”) will be announced by TASE following the listing of the Shares on the TASE.

1.2        Adjustment to Number of Shares Sold.  The number of Shares that the Purchaser shall purchase under this Agreement is subject to reduction as provided in this Section.

(a)            For purposes of Section 1.1 and this Section 1.2, any Shares purchased by Purchaser from sources other than the Company shall not reduce the number of Shares that Purchaser is required to purchase from the Company under this Agreement.

(b)            Purchaser acknowledges and agrees that the Shares being offered to Purchaser under this Agreement by the Company are part of an allotment of Shares that are being offered to other sophisticated investors (“Sophisticated Investor”). The total number of Shares available to all Sophisticated Investors including Purchaser will not exceed: (a) 20% of the issued and outstanding common stock of the Company; and (b) a number of Shares having an aggregate purchase price of NIS 80 million (the “Maximum Shares”).  To the extent that the number of Shares that Purchaser is committing to purchase from the Company under Section 1.1 of this Agreement plus the total number of Shares that other Sophisticated Investors are committing to purchase under separate agreements with the Company exceeds the Maximum Shares, the Company will allocate Shares among Purchaser and the other Sophisticated Investors on a pro rata basis based on the respective number of Shares that Purchaser and the other Sophisticated Investors have agreed to purchase from the Company, so that the total number of Shares sold by the Company to Purchaser and the other Sophisticated Investors does not exceed the Maximum Shares. In the event that the Company reduces the number of Shares to be sold to Purchaser as provided in this Section 1.2(b), the Company will promptly notify Purchaser of the total number of Shares that will be sold to Purchaser, and no later than October 1st at 12:00 p.om. – Tel Aviv time.

(c)            A reduction in the number of Shares sold to Purchaser pursuant to this Section 1.2 will not change the Purchase Price per Share.

ARTICLE 14.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1        Registration Statement.

(a)            The Company has prepared and filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (File No. 333--201824) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the offer and sale of the Shares. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the prospectus contained therein has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company shall file a final a prospectus supplement with the SEC in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares (the “Prospectus Supplement”).

(b)            The Registration Statement, and the final prospectus together with the final prospectus supplement, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(c)            When issued pursuant to this Agreement and the Registration Statement at Closing, the Shares will be free of restrictions on transfer under the Securities Act, other than such restrictions as may be applicable under Rule 144 under the Securities Act with respect to sales or transfers of securities by an affiliate (as defined in Rule 144) of the issuer should Purchaser be or become an affiliate of the Company.

2.2        Valid Issuance of Shares.  The Shares that are being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, including payment of the Purchase Price, will be duly and validly issued, fully paid, and nonassessable.

2.3        Listing and Maintenance Requirements.  The common shares of the Company have been designated for quotation or listed on the NYSE MKT and the Company has applied to list the Shares for trading on the TASE.

2.4        Disclosure Documents; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, during the twelve (12) months prior to the date hereof.

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2.5        Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

2.6        Authority; Enforceability.  The Company has the power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.

2.7        No Conflict.  The execution and delivery of this Agreement and consummation of the sale of the Shares contemplated by this Agreement do not and will not violate any provisions of (i) the Securities Act or the Exchange Act or any rule or regulation thereunder, (ii) the California Corporations Code or the terms of any order, writ or decree of any court or judicial or regulatory authority or body by which the Company is bound, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT or the TASE applicable to the listing of the Company’s common shares.

2.8       No Litigation.  There is no lawsuit, arbitration proceeding, or administrative action or proceeding pending or threatened against the Company which questions the validity of this Agreement or any action taken or to be taken by the Company in connection with this Agreement or the issue and sale of the Shares hereunder.

ARTICLE 15.
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company the following:

3.1        Organization. Purchaser, if not a natural person, is a corporation, limited liability company, partnership, trust or other entity duly organized, validly existing and in good standing under the laws of the state or other jurisdiction in which it is incorporated or otherwise organized.

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3.2        Authority; Enforceability.  Purchaser has the power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement.  This Agreement has been duly authorized and executed by Purchaser and is the valid and binding agreement of Purchaser enforceable in accordance with its terms, except (i) to the extent limited by any bankruptcy, insolvency, or similar law affecting the rights of creditors generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3        No Conflict.  The execution and delivery of this Agreement, and consummation of the transactions contemplated hereunder, including the purchase of the Shares, by Purchaser do not and will not violate any provisions of (i) any rule, regulation, statute, or law applicable to Purchaser or (ii) the terms of any order, writ, or decree of any court or judicial or regulatory authority or body by which Purchaser is bound, or (iii) the articles of incorporation, bylaws, or similar charter or governing documents of Purchaser.

3.4        Purchaser has met all requirements by Israeli law to be defined as a "Classified Investor" under the First Addendum to the Israeli Securities Law, 1968-5728, and agrees to such definition.

3.5        No Short Sales. Purchaser has not, nor has any person or entity acting on behalf of or pursuant to any understanding, agreement, or arrangement with Purchaser, directly or indirectly executed any “short sale,” as defined in SEC Rule SHO, of the common shares of the Company since June 30, 2015.

3.6       Place of Business or Residence.  Purchaser represents and warrants that Purchaser has Purchaser’s principal place of business or residence as set forth on the signature page of this Agreement.

ARTICLE 16.
CLOSING

4.1        Time and Place of Closing.  The consummation of the purchase and sale of the Shares (“Closing”) shall take place on the date (the “Closing Date”) which shall be the third Business Day after the day on which the TASE announces the number of the Company’s common shares required for the Indexes (the “Index Calculation Date”). The Closing shall occur at the principal office of the Company or at such other place as the parties may agree.  A “Business Day” shall be any day on which the banks in New York are not required or permitted to close.

4.2         Escrow Agent. Union Underwriting & Finances Ltd. will be appointed by the parties as the Escrow Agent (the "Escrow Agent") in order to complete the transaction herein. The Company and Purchaser shall enter into an Escrow Agreement with the Escrow Agent for such purpose, a copy of which is attached as Exhibit A. The Escrow Agent shall hold the Purchase Price in accordance with the terms and conditions of the Escrow Agreement, including, as follows:

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(a)            On the day before the Index Calculation Date, Purchaser shall pay in full the Purchase Price for the Shares purchased by way of wire transfer, in immediately available funds, to the trust bank account to be established in the name of the Escrow Agent. The Purchase Price shall be paid in Israeli New Shekels.

(b)            On the Closing Date, the Company shall transfer the Shares to the Purchaser, pursuant and subject to the written confirmation of the Escrow Agent that it has received the entire Purchase Price from Purchaser.

(c)            On the Closing Date and after the Company has transferred the Shares directly to an account designated by the Purchaser as provided in Section 4.2(b), the Escrow Agent will transfer the entire Purchase Price to the Company.

(d)            Expense Reimbursement. All fees and expenses payable to the Escrow Agent under the Escrow Agreement shall be borne by the Company, except for indemnification payments should any arise, which shall be paid in accordance with the Escrow Agreement.

4.3        Documents to be Delivered By the Company.  The Company shall deliver the following documents to Purchaser at the Closing:

(a)            Prospectus.  A copy of the most current prospectus (the “Prospectus”) included in the Registration Statement, and the Prospectus Supplement filed in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares; provided that the Prospectus and Prospectus Supplement may be delivered in accordance with Rule 172 under the Securities Act;

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(b)            Shares.  The Shares purchased by Purchaser shall be delivered electronically via The Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) to an account designated by Purchaser.  No later than one Business Day prior to the Closing Date, Purchaser shall provide the Company with the DWAC number of the account to which the Shares will be transferred and a properly completed Form W-8-BEN.  Confirmation from American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares, that the Shares purchased by Purchaser have been issued as provided by this paragraph shall be sufficient evidence that the Shares have been issued to Purchaser and that the Escrow Agent may release the Purchase Price to the Company

4.4        Conditions of the Company's Obligation to Close.  The obligation of the Company to sell the Shares to Purchaser on each Closing Date is conditioned upon the following:

(a)            Payment and Delivery.  The Company’s receipt of the Purchase Price for the Shares being sold to Purchaser;

(b)            Representations and Warranties.  The representations and warranties made by Purchaser in ARTICLE 3 of this Agreement shall be true and correct in all material respects when made and on the Closing Date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects; and

(c)            Performance of Covenants. Purchaser shall have fully performed all covenants and agreements required to be performed by Purchaser on or before the Closing Date.

(d)            NYSE MKT Approval.  The NYSE MKT shall have approved the Company’s additional listing application for the Shares to be sold to Purchaser.

(e)            TASE Approval.  The TASE shall have approved the Company’s application to list the Shares on the TASE.

(f)            No Shareholder Vote Required.  Under the rules and regulations of the NYSE MKT, the issue and sale of the Shares to Purchaser and the other Sophisticated Investors shall not require approval by a vote or consent of the Company’s shareholders.

4.5        Conditions of Purchaser’s Obligation to Close.  The obligation of Purchaser to purchase the Shares from the Company on any Closing Date is conditioned upon the following:

(a)            Delivery.  Purchaser's receipt of the items required to be delivered by the Company under Section 4.2.

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(b)            Representations and Warranties.  The representations and warranties made by the Company in ARTICLE 2 of this Agreement shall be true and correct in all material respects when made and on the applicable Closing Date, unless made as of a specific date in which case they shall be accurate as of such date; provided, that any representation and warranty that is itself qualified by a materiality standard shall be true and correct in all respects.

(c)            Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

(d)            Bankruptcy; Insolvency.  The Company shall not be subject to (i) any order for relief, or subject to any pending proceeding for reorganization or liquidation, under the United States Bankruptcy Code, as amended, or under any other law pertaining to insolvency of the Company or creditor’s rights generally, (ii) any appointment of a receiver for the Company or any of its assets, or (iii) any plan or action of dissolution or liquidation of the Company or its business.

(e)            Listing.  The Company’s common shares shall be listed for trading on the NYSE MKT and TASE, and such listings and trading shall not have been suspended, nor shall suspension by the SEC or the NYSE MKT or TASE have been threatened, as of the Closing Date, in writing by the SEC, the NYSE MKT, or the TASE.

(f)            Inclusion in Indexes.  The Company’s Shares shall be included in one or more of the Indexes.

ARTICLE 17.
ADDITIONAL COVENANTS

5.1        Further Assurances.  Each party will execute, acknowledge, and deliver such additional certificates and documents and will take such additional actions as the other party may reasonably request on or after a Closing Date to effect, complete or perfect the issue and sale of the Shares to Purchaser.

5.2        Purchasers’ Market Activity.  Purchaser agrees that Purchaser shall not, prior to the completion of the purchase and sale of the Shares on the Closing Date, engage in any stabilization activity in connection with the Company’s common shares, or otherwise bid for or engage in any purchase or sale, including any short sale (as defined in SEC Rule SHO) of the Company’s common shares, directly or through or in arrangement with and any entity in control of, controlled by, or under common control with Purchaser.  Purchaser covenants and agrees that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release, Purchaser will maintain the confidentiality of the existence and terms of this Agreement.

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5.3        Public Disclosure by the Company.  The Company may issue one or more press releases and file one or more Current Reports on Form 8-K under the Exchange Act describing the terms of the transactions contemplated by this Agreement, in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing.

5.4        Publicity.  Purchaser shall not issue any press release or make any similar public statement or communication disclosing the terms of this Agreement or the transactions hereunder without the prior written consent of the Company, provided that the Company’s consent shall not unreasonably be withheld or delayed if such disclosure is required by law and Purchaser shall have provided the Company with a copy of the proposed press release or other public statement or communication a reasonable time prior to the public release or dissemination thereof.

ARTICLE 18.
MISCELLANEOUS

6.1        Governing Law.  This Agreement shall be construed and governed in all respects by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  All disputes and controversies arising out of or in connection with this Agreement shall be resolved non-exclusively by the state and federal courts located in the State of New York and the State of California, and each party agrees to submit to the jurisdiction of said courts.

6.2        Successors and Assigns.  The parties may not assign their rights or obligations under this Agreement, directly or by operation of law, without the consent of the other party.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of Purchaser and the Company.

6.3        Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter of this Agreement.  This Agreement and any term of this Agreement may be amended, waived, discharged or terminated only by a written instrument signed by the parties.

6.4        Notices, etc.  All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given (a) four (4) days after being deposited in the mail, certified air postage prepaid, return receipt requested, or (b) when delivered by hand, by messenger or overseas express air freight service (such as DHL), or (c) on the date of facsimile transmission (FAX) or electronic mail (email) if sent at or prior to 5:30 p.m. (New York City time) on a Business Day, or the next Business Day after the date of facsimile or email transmission, if sent on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a Business Day, in any case addressed as follows:

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To any Purchaser:	At the address or FAX number or email address of Purchaser shown on the signature page of this Agreement

To the Company:	BioTime Inc. 1301 Harbor Bay Parkway Alameda, California 94502 Attention: Chief Financial Officer FAX: (510) 521- 3389 Email: rpeabody@biotimemail.com

Any party may change its address for the purpose of this Agreement by giving notice to each other party in accordance with this Section.

6.5        Expenses.  Purchaser and the Company shall bear their own expenses, including fees and expenses of their own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to Purchaser.

6.6        Brokers.  Purchaser shall have no liability to any broker, finder, investment banker, or other advisor retained or engaged by the Company or any subsidiary of the Company in connection with the transactions contemplated by this Agreement.

6.7        Titles and Subtitles.  The titles or headings of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.8        Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Agreement as so interpreted shall be enforceable in accordance with its terms.

6.9        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed with signatures transmitted among the parties by facsimile or by email delivery of a pdf format data file, and no party shall deny the validity of a signature or this Agreement signed and so transmitted on the basis that a signed document is represented by a copy or facsimile or pdf format data file and not an original.

6.10     Termination. This Agreement may be terminated by Purchaser, by written notice to the Company, or by the Company, by written notice to Purchaser, in either case if the Closing has not been consummated on or before the third Business Day after the Index Calculation Date other than due to a breach of this Agreement or any covenant or agreement hereunder by the party seeking to so terminate this Agreement.  Termination of this Agreement will not affect the right of any party not in breach of its covenants and agreements under this Agreement to sue for any breach of this Agreement by the other party.

[Signatures on following page]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:

BioTime, Inc.

By:	/s/R W Peabody

Title:	SR VP

PURCHASER:

Psagot Exchange Traded Notes Indexes Ltd.

By:	/s/Gil Shapria and Itay Blumstein
Gil Shapira

Title:	CEO and VP Trading

Address:	14 Ehad Ha’am St., Tel Aviv, Israel
FAX Number: 972-3-7968628
Email: GilS@psagot.co.il

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EXHIBIT A

ESCROW AGREEMENT

This ESCROW AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of September 29, 2015, by and among Psagot Exchange Traded Notes Indexes Ltd. (“Purchaser”) and BioTime, Inc., a California corporation (the “Company”). (Each of Purchaser and the Company, a “Party”, and collectively the “Parties”).

W I T N E S S E T H

WHEREAS	the Company and Purchaser have entered into a Purchase Agreement pursuant to which the Company shall sell Purchaser common shares of the Company, no par value (the "Shares"), in exchange for the Purchase Price (as defined in the Purchase Agreement)

WHEREAS	the Company and Purchaser have agreed and desirous and willing that the closing of the Purchase Agreement will take place in accordance with the terms and provisions of this Agreement;

WHEREAS	The Parties wish to appoint Union Bank Trust Co. Ltd to hold the Purchase Price for the purpose of ensuring the delivery of the Shares against receipt of the Purchase Price, in accordance with the terms of this Agreement and the share price as defined below;

NOW, THEREFORE, in furtherance of the Purchase Agreement and in consideration to the Escrow Fees as defined herein, the parties intending to be legally bound agree as follows:

1.	The Company and the Purchaser hereby appoint the Union Bank Trust Co. Ltd Company as the "Escrow Agent" under this Agreement to hold the Purchase Price, and Union Bank Trust Co. Ltd accepts such designation and appointment and agrees to act in accordance with the terms of this Agreement and Purchase Agreement. It is hereby expressly provided that in the event a conflict should arise as between the terms of this Agreement and the Purchase Agreement, the terms of this Agreement shall control. The Escrow Agent agrees that upon receipt of the Purchase Price in accordance with Section 2 below, the Escrow Agent shall hold such funds in accordance with this Agreement.

2.	Term of Escrow; Deposit and/or release of the shares and the Purchase Price.

2.1.	At the end of the last Tel Aviv Stock Exchange Ltd. ("TASE") trading day preceding the Index Calculation Date (as defined in the Purchase Agreement, herein: "The Pricing Date"), the Purchaser shall deliver the Purchase Price to the Escrow Agent by wire transfer by depositing the Purchase Price to the bank account designated by Escrow Agent to the Company and Purchaser and by sending a proper documentation of such wire transfer to amos-f@ubi.co.il + shai@ubi.co.il ("E-Mail Delivery"). The Purchase Price shall be paid in Israeli New Shekels (NIS) and in immediately available funds. Union Underwriting & Finances Ltd. ("Union Underwriters") will notify the Escrow Agent of the Price Per Share determined according to the Purchase Agreement (the "PPS") that will be the last price of the Company's share at TASE in the Pricing Date and will calculate the Purchase Price for the purpose of the escrow. The above PPS and calculations by Union Underwriters are limited to the purposes of the Escrow Agreement and will not deteriorate from the parties' rights according to the Purchase Agreement. The parties hereby waive and release Union Underwriters from any claim regarding the PPS and the calculations.

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2.2.	The Escrow Agent shall immediately notify the Company and the Purchaser in writing of receipt of the Purchase Price (the "Written Notification").

2.3.	On or before the date on which the Purchase Prices is deposited with the Escrow Agent, Purchaser shall notify the Company and the Escrow Agent of the name, telephone number, and email address of an authorized person at the financial institution that will receive the Shares for Purchaser’s account, who the Company and the Escrow Agent may contact to confirm receipt of the Shares.

2.4.	Upon receiving Written Notification, the Company shall take all necessary actions for the issuance of the Shares in the manner provided in the Purchase Agreement. Purchaser acknowledges and agrees to provide the Company with the proper Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) number for the account into which Purchaser’s Shares are to be issued. Purchaser shall provide American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares (the “Transfer Agent”), with all information and documentation that the Transfer Agent requires to issue the Shares.

2.5.	The Transfer Agent shall promptly provide written notification of the issuance of the Shares by DWAC to the account designated by Purchaser.

2.6.	Immediately following receipt of the Shares in Purchaser’s account, but not before October 6th, 2015, Purchaser shall provide a written confirmation of receipt, including the number of shares by email to the Escrow Agent and the Company, and the Escrow Agent shall release and deliver the Purchase Price, calculated by the number of shares multiplied by the PPS and deduced by 1% (fee to Union Underwriters to be transferred by the Escrow Agent to Union Underwriters' account within the Union Bank) by wire transfer to a bank account of the Company designated in writing by the Company. Escrow Agent shall also deliver a confirmation of such transfer to the Company including the identification number of the wire. In case of excess funds deposited by the Purchaser within the Escrow Agent (comparing to the number of shares actually received by the Purchaser multiplied by the PPS), the Escrow Agent will return such excess funds to the Purchaser 14 days after being deposited. In case of excess of shares, allocated by the Company to the Purchaser above the scale required from the Purchaser's Purchase Price, the Escrow Agent's role will be limited to transferring the Purchase Price to the Company.

2.7.	All incidental costs, fees and expenses related to the transfer of the Purchase Price to the Company will be incurred by the Company, so that the Company will receive the net value after such costs, if any, were deduced. In case that the Company decides or is required to receive the Purchase Price in USD, the Escrow Agent will act in good faith to convert the Purchase Price from NIS to USD at market values used in Union Bank, at the expense of the Company regarding the cost of such conversion.

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2.8.	Notwithstanding anything to the contrary hereunder, the Escrow Agent shall not be required to release the Purchase Price unless, prior thereto, it shall have received from the appropriate recipient:

2.8.1.	Full bank account details (the account must be solely owned and controlled by BioTime): name of bank, branch number, account number, name of account, SWIFT, IBAN/ABA;

2.8.2.	Any applied tax forms, if applicable; and

2.8.3.	Bank account ownership approval which would be an official letter from the bank, approved for authenticity by either Pearl Cohen Zedek Latzer Baratz (PCTLB) directly or by PCTLB's approval of such certification done by a US-based law firm that regularly represents BioTime.

2.8.4.	BioTime declares and commits that no tax deduction is required by the Escrow Agent prior to releasing the investment proceeds to BioTime. BioTime undertakes to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses related to that matter.

3.	Escrow Fees. Omitted.

4.	Liability of the Escrow Agent. The Escrow Agent undertakes to perform only the duties as are expressly set forth herein and no other duties and obligations (fiduciary or otherwise) shall be implied. Escrow Agent shall have no duty to enforce any obligation of any other person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any other person to perform any other act. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement (even though such agreement may be referenced in this Agreement) other than this Agreement. The Escrow Agent is not a party to the Purchase Agreement, is not bound by any of its terms, and has not undertaken in any way to effectuate, implement or comply with the Purchase Agreement. The Escrow Agent shall not be liable to any other party hereto or to anyone else for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Escrow Agent’s gross negligence, willful misconduct or bad faith was the cause of any loss suffered by such party. The Escrow Agent’s sole responsibility shall be for the safekeeping and releasing of the Purchase Price in accordance with the terms of this Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.	Indemnification of the Escrow Agent. Subject to the other provisions of this Agreement, the Company and the Purchaser agree to indemnify, in equal parts (50%-50%) and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter. Notwithstanding the foregoing, there shall be no indemnification obligation under this Section in an event of the Escrow Agent’s breach of this Agreement, violation of applicable laws, gross negligence, bad faith or willful misconduct. The Escrow Agent shall notify the Company and the Purchaser in writing of any written assertion of a claim against the Escrow Agent, promptly after the Escrow Agent shall have received any such information as to the nature and basis of the claim or learns of circumstances that may bring about such claim. The Escrow Agent agrees not to settle any litigation in connection with any claim or liability with respect to which the Escrow Agent may seek indemnification from the Company and the Purchaser without the prior written consent of the Company and the Purchaser.

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6.	Notices. All notices required or permitted hereunder shall be in writing, must be by E-Mail Delivery as defined above (fax delivery may be added but will not suffice) and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by facsimile or email with confirmation of transmission. All communications shall be sent to the Company, the Purchaser and the Escrow Agent at their respective facsimile numbers or email addresses set forth below.

7.	Priority. In the event of any conflict between the provisions of this Agreement, this Agreement shall be construed in a manner prescribed by the Escrow Agent acting in good faith.

8.	Miscellaneous

The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Company and the Purchaser and the Escrow Agent. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party without the prior consent of the Escrow Agent and the other Parties.

This Agreement may be executed by facsimile signatures, which for all purposes shall be deems to constitute originals. This Agreement may be executed in counterparts, all of which when taken together shall be deemed one original.

[Signatures on following page]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:
BioTime, Inc.

By:
Title:	Chief Financial Officer
Address:	1301 Harbor Bay Parkway
Alameda, California 94502
Attention: Robert W. Peabody, Chief Financial Officer
FAX Number: (415) 521-3389
Email: rpeabody@biotimemail.com

PURCHASER:

Psagot Exchange Traded Notes Indexes Ltd

By:

Title:

Address:	14 Ehad Ha’am St.
Tel Aviv, Israel

FAX Number: 972-3-7968628
Email: GilS@psagot.co.il

ESCROW AGENT:

By:
Amos Fargon
Title: Chief Operating Officer

Address:	Union Bank Trust Co. Ltd
28 Ahad Ha'am St., Tel Aviv
FAX Number: +972-3-5191208
Email: amos-f@ubi.co.il

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STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of September 30, 2015 by and between BioTime, Inc., a California corporation (the “Company”) and the undersigned identified on the signature page attached hereto (the “Purchaser”).

ARTICLE 19.
PURCHASE AND SALE OF SHARES

1.1        Intention to purchase the Shares. The Company  is interested in selling to the Purchaser, and, as of the execution date of this Agreement ( and subject to section 1.2.(d)(2) herein below), the Purchaser intends (but is in no way is obliged to) to buy from the Company,  pursuant to the Registration Statement (as defined below) common shares of the Company, no par value, (the “Shares”), in the number as provided in Section 1.2 below, at a price per Share equal to ninety-eight percent (98%) of the closing price of the Shares on the Tel Aviv Stock Exchange (“TASE”) on the TASE trading day immediately preceding the first day on which the Company’s common shares enter the TASE Indexes (the “Purchase Price”).  The TASE Indexes that Company’s commons shares will enter (the “Indexes”) will be announced by TASE following the listing of the Shares on the TASE (the "Option").

1.2        Number of Shares Sold.  The number of Shares that the Purchaser shall have the right to purchase under this Agreement is based on the calculation provided in this Section 1.2 below.

(a)        The Purchaser shall have the right to buy from the Company such number of Shares under this Agreement:

(1)    For every one of the Purchaser mutual funds specified in Annex A, a number of Shares that their value (number of shares multiply the closing price of the Shares on the Tel Aviv Stock Exchange (“TASE”) on the TASE trading day immediately preceding the first day on which the Company’s common shares enter the TASE Indexes) (the "Shares Value") equal to the weight of the Company shares in the relevant Index multiplied by the Net Asset Value of each Fund ("NAV") of the relevant fund (calculated in accordance with the Israeli Joint Investment Trust Law, 1994 (“JIT”)) for the last Israel Business Day (as specified hereafter) before the Closing Date (as specified hereafter); and

(2)    For the Purchaser mutual funds specified in Annex B, a number of Shares that their "Shares value" shall be up to 600,000 NIS (the exact number shall be determined at the sole discretion of the Purchaser at the Closing Date).

(b)            The Purchaser acknowledges and agrees that the Shares being offered to the Purchaser under this Agreement by the Company are part of an allotment of Shares that are being offered to other index funds (“Funds”) required to acquire Shares for purposes of one or more of the Indexes.  The total number of Shares available to all Funds including the Purchaser will not exceed: (a) 20% of the issued and outstanding common stock of the Company; and (b) a number of Shares having an aggregate purchase price of NIS 80 million (the “Maximum Shares”).  To the extent that the number of Shares that the Purchaser intends to purchase from the Company under Section 1.1 of this Agreement plus the total number of Shares that other Funds are committing to purchase under separate agreements with the Company exceeds the Maximum Shares, the Company will allocate Shares among the Purchaser and the other Funds on a pro rata basis based on the respective number of Shares that the Purchaser and the other Funds have agreed to purchase from the Company at that time, so that the total number of Shares sold by the Company to the Purchaser (if the Purchaser shall exercise the option and the other Funds does not exceed the Maximum Shares. In the event that the Company reduces the number of Shares to be sold to the Purchaser as provided in this Section 1.2(b), the Company will promptly notify the Purchaser in advance the total number of Shares that the Purchaser will have the option to buy from the Company under this Agreement. In such event, the Company shall notify the Purchaser, in writing, at least 3 business days before Closing Date (as defined hereafter) the updated amount of Shares that the Purchaser shall have the option to buy under this Agreement.  If the Company shall not notify the Purchaser, in writing, at least 3 business days before Closing Date, the Purchaser shall have the right to buy from the Company the number of Shares as described in section 1.2(a) herein above.

(c)            A reduction in the number of Shares sold to the Purchaser pursuant to this Section 1.2 will not change the Purchase Price per Share (if the Purchaser shall exercise the Option).

(d)            It is hereby clarified that:

(1)    the Purchaser is an Israeli Mutual Fund manager, authorized and regulated by the Israeli Securities Authority (“ISA”), and is or would be the manager of the Funds established or as will be established in Israel in accordance and in compliance with the JIT.

(2)    the Purchaser shall not be obliged at any way to buy all or part of the Shares at any time and the Purchaser shall decide, at its sole discretion, to buy or not to buy the Shares. It is clarified that as of the execution date of this Agreement, the Purchaser intends to buy the Shares but is in no way obliged to do so.

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ARTICLE 20.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1        Registration Statement.

(a)            The Company has prepared and filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (File No. 333--201824) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the offer and sale of the Shares. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the prospectus contained therein has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company shall file a final a prospectus supplement with the SEC in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares (the “Prospectus Supplement”).

(b)            The Registration Statement, and the final prospectus together with the final prospectus supplement, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(c)            When issued pursuant to this Agreement and the Registration Statement at Closing, the Shares will be free of any restrictions on transfer under the Securities Act and/or any other Act and/or any Israeli law and/or act and/or any other law.

2.2        Valid Issuance of Shares. The Shares that are being purchased by the Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, including payment of the Purchase Price, will be duly and validly issued, fully paid, and nonassessable.

2.3        Listing and Maintenance Requirements.  The common shares of the Company have been designated for quotation or listed on the NYSE MKT and the Company has applied to list the Shares for trading on the TASE.

2.4        Disclosure Documents; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, during the twelve (12) months prior to the date hereof.

2.5        Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

2.6        Authority; Enforceability.  The Company has the power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.

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2.7        No Conflict.  The execution and delivery of this Agreement and consummation of the sale of the Shares contemplated by this Agreement do not and will not violate any provisions of (i) the Securities Act or the Exchange Act or any rule or regulation thereunder, (ii) the California Corporations Code or the terms of any order, writ or decree of any court or judicial or regulatory authority or body by which the Company is bound, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT or the TASE applicable to the listing of the Company’s common shares or the rules and regulations of the TASE

2.8       No Litigation.  There is no lawsuit, arbitration proceeding, or administrative action or proceeding pending or threatened against the Company which questions the validity of this Agreement or any action taken or to be taken by the Company in connection with this Agreement or the issue and sale of the Shares hereunder.

ARTICLE 21.
REPRESENTATIONS AND WARRANTIES OF PURCHASER

The Purchaser hereby represents and warrants to the Company the following:

3.1        Organization. The Purchaser, is an Israeli mutual funds manager, validly existing and in good standing under the laws of the state of Israel.

3.2       Authority; Enforceability.  The Purchaser has the power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement. This Agreement has been duly authorized and executed by the Purchaser and is the valid and binding agreement of the Purchaser enforceable in accordance with its terms, except (i) to the extent limited by any bankruptcy, insolvency, or similar law affecting the rights of creditors generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3        No Conflict.  The execution and delivery of this Agreement, and consummation of the transactions contemplated hereunder, including the purchase of the Shares, by the Purchaser do not and will not violate any provisions of (i) any rule, regulation, statute, or law applicable to Purchaser or (ii) the terms of any order, writ, or decree of any court or judicial or regulatory authority or body by which Purchaser is bound, or (iii) the articles of incorporation, bylaws, or similar charter or governing documents of the Purchaser.

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3.4       The Purchaser has met all requirements by Israeli law to be defined as a "Classified Investor" under the First Addendum to the Israeli Securities Law, 1968-5728, and agrees to such definition.

3.5        No Short Sales. The Purchaser has not, nor has any person or entity acting on behalf of or pursuant to any understanding, agreement, or arrangement with the Purchaser, directly or indirectly executed any “short sale,” as defined in SEC Rule SHO, of the common shares of the Company since June 30, 2015.

3.6        Place of Business or Residence.  The Purchaser represents and warrants that the Purchaser’s principal place of business or residence is as set forth on the signature page of this Agreement.

ARTICLE 22.
CLOSING

4.1       Time of Closing. If the Purchaser shall decide, at its sole discretion, to exercise the Option and to purchase the Shares, the Purchaser shall give the Company, at the end of the last Israel Business Day (as defined below) before the day on which the Company’s common shares shall be included in one or more of the Indexes, a written notice that it wishes to exercise the Option (the "Exercise Notice").

4.2        If the Purchaser shall give the Company the Exercise Notice, the consummation of the purchase and sale of the Shares (“Closing”) shall take place on the date (the “Closing Date”) which shall be the first New York Business Day before the first Israel Business day on which the Company’s common shares shall be included in one or more of the Indexes. The Purchase Price shall be paid in Israeli New Shekels.  A “New York Business Day” shall be any day on which the banks in New York are not required or permitted to close. An “Israel Business Day” shall be any day on which the banks in Israel are not required or permitted to close.

4.3        Escrow Agent. Union Underwriting & Finances Ltd. will be appointed by the parties as the Escrow Agent (the "Escrow Agent") in order to complete the transaction herein. The Company and Purchaser shall enter into an Escrow Agreement with the Escrow Agent for such purpose, a copy of which is attached as Exhibit A. The Escrow Agent shall hold the Purchase Price in accordance with the terms and conditions of the Escrow Agreement, including, as follows:

(a)            On the day before the Index Calculation Date, Purchaser shall pay in full the Purchase Price for the Shares purchased by way of wire transfer, in immediately available funds, to the trust bank account to be established in the name of the Escrow Agent. The Purchase Price shall be paid in Israeli New Shekels.

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(b)            On the Closing Date, the Company shall transfer the Shares to the Purchaser, pursuant and subject to the written confirmation of the Escrow Agent that it has received the entire Purchase Price from Purchaser.

(c)            On the Closing Date and after the Company has transferred the Shares directly to an account designated by the Purchaser as provided in Section 4.2(b), the Escrow Agent will transfer the entire Purchase Price to the Company.

(d)            Expense Reimbursement. All fees and expenses payable to the Escrow Agent under the Escrow Agreement shall be borne by the Company, except for indemnification payments should any arise, which shall be paid in accordance with the Escrow Agreement.

4.4        Documents to be Delivered By the Company.  The Company shall deliver the following documents to the Purchaser at the Closing:

(a)            Prospectus.  A copy of the most current prospectus (the “Prospectus”) included in the Registration Statement, and the Prospectus Supplement filed in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares; provided that the Prospectus and Prospectus Supplement may be delivered in accordance with Rule 172 under the Securities Act;

(b)            Shares.  The Shares purchased by Purchaser shall be delivered electronically via The Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) to an account designated by Purchaser.  No later than one Business Day prior to the Closing Date, Purchaser shall provide the Company with the DWAC number of the account to which the Shares will be transferred and a properly completed Form W-8-BEN.  Confirmation from American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares, that the Shares purchased by Purchaser have been issued as provided by this paragraph shall be sufficient evidence that the Shares have been issued to Purchaser.

4.5        Conditions of the Company's Obligation to Close.  The obligation of the Company to sell the Shares to the Purchaser (if the Purchaser shall exercise the Option) on each Closing Date is conditioned upon the following:

(a)            Payment and Delivery.  The Company’s receipt of the entire Purchase Price for the Shares being sold to the Purchaser;

(b)            Representations and Warranties.  The representations and warranties made by the Purchaser in ARTICLE 3 of this Agreement shall be true and correct in all material respects when made and on the Closing Date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects; and

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(c)            Performance of Covenants.  The Purchaser shall have fully performed all covenants and agreements required to be performed by the Purchaser on or before the Closing Date.

(d)            NYSE MKT Approval.  The NYSE MKT shall have approved the Company’s additional listing application for the Shares to be sold to the Purchaser.

(e)            TASE Approval.  The TASE shall have approved the Company’s application to list the Shares on the TASE.

(f)             No Shareholder Vote Required.  Under the rules and regulations of the NYSE MKT, the issue and sale of the Shares to the Purchaser and the other Funds shall not require approval by a vote or consent of the Company’s shareholders.

4.6        Company's Obligation to Close.

(a)            Delivery.  Purchasers shall receive from the Company the items required to be delivered by the Company under Section 4.2.

(b)            Representations and Warranties.  The representations and warranties made by the Company in ARTICLE 2 of this Agreement shall be true and correct in all material respects when made and on the applicable Closing Date, unless made as of a specific date in which case they shall be accurate as of such date; provided, that any representation and warranty that is itself qualified by a materiality standard shall be true and correct in all respects.

(c)            Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

(d)            Bankruptcy; Insolvency.  The Company shall not be subject to (i) any order for relief, or subject to any pending proceeding for reorganization or liquidation, under the United States Bankruptcy Code, as amended, or under any other law pertaining to insolvency of the Company or creditor’s rights generally, (ii) any appointment of a receiver for the Company or any of its assets, or (iii) any plan or action of dissolution or liquidation of the Company or its business.

(e)            Listing.  The Company’s common shares shall be listed for trading on the NYSE MKT and TASE, and such listings and trading shall not have been suspended, nor shall suspension by the SEC or the NYSE MKT or TASE have been threatened, as of the Closing Date, in writing by the SEC, the NYSE MKT, or the TASE.

(f)             Inclusion in Indexes. The Company’s Shares shall be included in one or more of the Indexes.

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ARTICLE 23.
ADDITIONAL COVENANTS

5.1        Further Assurances. If the Purchaser shall exercise the Option, each party will execute, acknowledge, and deliver such additional certificates and documents and will take such additional actions as the other party may reasonably request on or after a Closing Date to effect, complete or perfect the issue and sale of the Shares to the Purchaser.

5.2        Purchasers’ Market Activity.  The Purchaser agrees that the Purchaser shall not, engage for the mutual funds specified in Annex A, prior to the completion of the purchase and sale of the Shares on the Closing Date, in any stabilization activity in connection with the Company’s common shares, or otherwise bid for or engage in any purchase or sale, including any short sale (as defined in SEC Rule SHO) of the Company’s common shares, directly or through or in arrangement with and any entity in control of, controlled by, or under common control with the Purchaser.  The Purchaser covenants and agrees that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release, the Purchaser will maintain the confidentiality of the existence and terms of this Agreement.

5.3        Public Disclosure by the Company.  The Company may issue one or more press releases and file one or more Current Reports on Form 8-K under the Exchange Act describing the terms of the transactions contemplated by this Agreement, in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing.

5.4            Publicity. Subject to any law and/or any order of any authority, including the ISA, the Purchaser shall not issue any press release or make any similar public statement or communication disclosing the terms of this Agreement or the transactions hereunder without the prior written consent of the Company, provided that the Company’s consent shall not unreasonably be withheld or delayed if such disclosure is required by law and the Purchaser shall have provided the Company with a copy of the proposed press release or other public statement or communication a reasonable time prior to the public release or dissemination thereof.

ARTICLE 24.
MISCELLANEOUS

6.1        Governing Law.  This Agreement shall be construed and governed in all respects by the internal laws of the State of California, taking into consideration that the Purchaser is an Israeli mutual fund manager under the laws of the State of Israel, and beside that- without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. All disputes and controversies arising out of or in connection with this Agreement shall be resolved non-exclusively by the state and federal courts located in the State of New York and the State of California, and each party agrees to submit to the jurisdiction of said courts.

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6.2        Successors and Assigns.  The parties may not assign their rights or obligations under this Agreement, directly or by operation of law, without the consent of the other party.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of the Purchaser and the Company.

6.3        Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter of this Agreement.  This Agreement and any term of this Agreement may be amended, waived, discharged or terminated only by a written instrument signed by the parties.

6.4        Notices, etc.  All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given (a) four (4) days after being deposited in the mail, certified air postage prepaid, return receipt requested, or (b) when delivered by hand, by messenger or overseas express air freight service (such as DHL), or (c) on the date of facsimile transmission (FAX)  or electronic mail (email) if sent at or prior to 5:30 p.m. (New York City time) on a New York Business Day, or the next New York Business Day after the date of facsimile or email transmission, if sent on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a New York Business Day, in any case addressed as follows:

To any Purchaser:	At the address or FAX number or email address of Purchaser shown on the signature page of this Agreement

To the Company:	BioTime Inc. 1301 Harbor Bay Parkway Alameda, California 94502 Attention: Chief Financial Officer FAX: (510) 521- 3389 Email: rpeabody@biotimemail.com

Any party may change its address for the purpose of this Agreement by giving notice to each other party in accordance with this Section.

6.5        Expenses.  The Purchaser and the Company shall bear their own expenses, including fees and expenses of their own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to the Purchaser.

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6.6        Brokers.  The Purchaser shall have no liability to any broker, finder, investment banker, or other advisor retained or engaged by the Company or any subsidiary of the Company in connection with the transactions contemplated by this Agreement.

6.7        Titles and Subtitles.  The titles or headings of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.8        Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Agreement as so interpreted shall be enforceable in accordance with its terms.

6.9        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed with signatures transmitted among the parties by facsimile or by email delivery of a pdf format data file, and no party shall deny the validity of a signature or this Agreement signed and so transmitted on the basis that a signed document is represented by a copy or facsimile or pdf format data file and not an original.

[Signatures on following page]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:

BioTime, Inc.

By:	/s/ R W Peabody

Title:	SR VP

PURCHASER:

Midgal Mutual Funds Ltd.

By:	/s/ Sagi Stein

Title:	CEO

Address:	Saadia Gaon 2G Tel Aviv

FAX Number:

Email:	sigalfigmsh.co.il

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EXHIBIT A

ESCROW AGREEMENT

This ESCROW AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of September 29, 2015, by and among  Migdal Mutual Funds Ltd (“Purchaser”) and BioTime, Inc., a California corporation (the “Company”). (Each of Purchaser and the Company, a “Party”, and collectively the “Parties”).

W I T N E S S E T H

WHEREAS	the Company and Purchaser have entered into a Purchase Agreement pursuant to which the Company shall sell Purchaser common shares of the Company, no par value (the "Shares"), in exchange for the Purchase Price (as defined in the Purchase Agreement)

WHEREAS	the Company and Purchaser have agreed and desirous and willing that the closing of the Purchase Agreement will take place in accordance with the terms and provisions of this Agreement;

WHEREAS	The Parties wish to appoint Union Bank Trust Co. Ltd to hold the Purchase Price for the purpose of ensuring the delivery of the Shares against receipt of the Purchase Price, in accordance with the terms of this Agreement and the share price as defined below;

NOW, THEREFORE, in furtherance of the Purchase Agreement and in consideration to the Escrow Fees as defined herein, the parties intending to be legally bound agree as follows:

1.	The Company and the Purchaser hereby appoint the Union Bank Trust Co. Ltd Company as the "Escrow Agent" under this Agreement to hold the Purchase Price, and Union Bank Trust Co. Ltd accepts such designation and appointment and agrees to act in accordance with the terms of this Agreement and Purchase Agreement. It is hereby expressly provided that in the event a conflict should arise as between the terms of this Agreement and the Purchase Agreement, the terms of this Agreement shall control. The Escrow Agent agrees that upon receipt of the Purchase Price in accordance with Section 2 below, the Escrow Agent shall hold such funds in accordance with this Agreement.

2.	Term of Escrow; Deposit and/or release of the shares and the Purchase Price.

2.1.	At the end of the last Tel Aviv Stock Exchange Ltd. ("TASE") trading day preceding the Index Calculation Date (as defined in the Purchase Agreement, herein: "The Pricing Date"), the Purchaser shall deliver the Purchase Price to the Escrow Agent by wire transfer by depositing the Purchase Price to the bank account designated by Escrow Agent to the Company and Purchaser and by sending a proper documentation of such wire transfer to amos-f@ubi.co.il + shai@ubi.co.il ("E-Mail Delivery"). The Purchase Price shall be paid in Israeli New Shekels (NIS) and in immediately available funds. Union Underwriting & Finances Ltd. ("Union Underwriters") will notify the Escrow Agent of the Price Per Share determined according to the Purchase Agreement (the "PPS") that will be the last price of the Company's share at TASE in the Pricing Date and will calculate the Purchase Price for the purpose of the escrow. The above PPS and calculations by Union Underwriters are limited to the purposes of the Escrow Agreement and will not deteriorate from the parties' rights according to the Purchase Agreement. The parties hereby waive and release Union Underwriters from any claim regarding the PPS and the calculations.

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2.2.	The Escrow Agent shall immediately notify the Company and the Purchaser in writing of receipt of the Purchase Price (the "Written Notification").

2.3.	On or before the date on which the Purchase Prices is deposited with the Escrow Agent, Purchaser shall notify the Company and the Escrow Agent of the name, telephone number, and email address of an authorized person at the financial institution that will receive the Shares for Purchaser’s account, who the Company and the Escrow Agent may contact to confirm receipt of the Shares.

2.4.	Upon receiving Written Notification, the Company shall take all necessary actions for the issuance of the Shares in the manner provided in the Purchase Agreement. Purchaser acknowledges and agrees to provide the Company with the proper Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) number for the account into which Purchaser’s Shares are to be issued. Purchaser shall provide American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares (the “Transfer Agent”), with all information and documentation that the Transfer Agent requires to issue the Shares.

2.5.	The Transfer Agent shall promptly provide written notification of the issuance of the Shares by DWAC to the account designated by Purchaser.

2.6.	Immediately following receipt of the Shares in Purchaser’s account, but not before October 6th, 2015, Purchaser shall provide a written confirmation of receipt, including the number of shares by email to the Escrow Agent and the Company, and the Escrow Agent shall release and deliver the Purchase Price, calculated by the number of shares multiplied by the PPS and deduced by 1% (fee to Union Underwriters to be transferred by the Escrow Agent to Union Underwriters' account within the Union Bank) by wire transfer to a bank account of the Company designated in writing by the Company. Escrow Agent shall also deliver a confirmation of such transfer to the Company including the identification number of the wire. In case of excess funds deposited by the Purchaser within the Escrow Agent (comparing to the number of shares actually received by the Purchaser multiplied by the PPS), the Escrow Agent will return such excess funds to the Purchaser 14 days after being deposited. In case of excess of shares, allocated by the Company to the Purchaser above the scale required from the Purchaser's Purchase Price, the Escrow Agent's role will be limited to transferring the Purchase Price to the Company.

2.7.	All incidental costs, fees and expenses related to the transfer of the Purchase Price to the Company will be incurred by the Company, so that the Company will receive the net value after such costs, if any, were deduced. In case that the Company decides or is required to receive the Purchase Price in USD, the Escrow Agent will act in good faith to convert the Purchase Price from NIS to USD at market values used in Union Bank, at the expense of the Company regarding the cost of such conversion.

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2.8.	Notwithstanding anything to the contrary hereunder, the Escrow Agent shall not be required to release the Purchase Price unless, prior thereto, it shall have received from the appropriate recipient:

2.8.1.	Full bank account details (the account must be solely owned and controlled by BioTime): name of bank, branch number, account number, name of account, SWIFT, IBAN/ABA;

2.8.2.	Any applied tax forms, if applicable; and

2.8.3.	Bank account ownership approval which would be an official letter from the bank, approved for authenticity by either Pearl Cohen Zedek Latzer Baratz (PCTLB) directly or by PCTLB's approval of such certification done by a US-based law firm that regularly represents BioTime.

2.8.4.	BioTime declares and commits that no tax deduction is required by the Escrow Agent prior to releasing the investment proceeds to BioTime. BioTime undertakes to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses related to that matter.

3.	Escrow Fees. Omitted.

4.	Liability of the Escrow Agent. The Escrow Agent undertakes to perform only the duties as are expressly set forth herein and no other duties and obligations (fiduciary or otherwise) shall be implied. Escrow Agent shall have no duty to enforce any obligation of any other person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any other person to perform any other act. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement (even though such agreement may be referenced in this Agreement) other than this Agreement. The Escrow Agent is not a party to the Purchase Agreement, is not bound by any of its terms, and has not undertaken in any way to effectuate, implement or comply with the Purchase Agreement. The Escrow Agent shall not be liable to any other party hereto or to anyone else for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Escrow Agent’s gross negligence, willful misconduct or bad faith was the cause of any loss suffered by such party. The Escrow Agent’s sole responsibility shall be for the safekeeping and releasing of the Purchase Price in accordance with the terms of this Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.	Indemnification of the Escrow Agent. Subject to the other provisions of this Agreement, the Company agrees to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter. Notwithstanding the foregoing, there shall be no indemnification obligation under this Section in an event of the Escrow Agent’s breach of this Agreement, violation of applicable laws, gross negligence, bad faith or willful misconduct. The Escrow Agent shall notify the Company and the Purchaser in writing of any written assertion of a claim against the Escrow Agent, promptly after the Escrow Agent shall have received any such information as to the nature and basis of the claim or learns of circumstances that may bring about such claim. The Escrow Agent agrees not to settle any litigation in connection with any claim or liability with respect to which the Escrow Agent may seek indemnification from the Company and the Purchaser without the prior written consent of the Company and the Purchaser.

14

6.	Notices. All notices required or permitted hereunder shall be in writing, must be by E-Mail Delivery as defined above (fax delivery may be added but will not suffice) and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by facsimile or email with confirmation of transmission. All communications shall be sent to the Company, the Purchaser and the Escrow Agent at their respective facsimile numbers or email addresses set forth below.

7.	Priority. In the event of any conflict between the provisions of this Agreement, this Agreement shall be construed in a manner prescribed by the Escrow Agent acting in good faith.

8.	Miscellaneous

The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Company and the Purchaser and the Escrow Agent. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party without the prior consent of the Escrow Agent and the other Parties.

This Agreement may be executed by facsimile signatures, which for all purposes shall be deems to constitute originals. This Agreement may be executed in counterparts, all of which when taken together shall be deemed one original.

[Signatures on following page]

15

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:
BioTime, Inc.

By:
Title:	Chief Financial Officer
Address:	1301 Harbor Bay Parkway
Alameda, California 94502
Attention: Robert W. Peabody, Chief Financial Officer
FAX Number: (415) 521-3389
Email: rpeabody@biotimemail.com

PURCHASER:

Migdal Mutual Funds Ltd.

By:

Title:

Address:	Saadia Gaon 2G
Tel Aviv
Israel

FAX Number:
Email: sigalfi.cmsh.co.il

ESCROW AGENT:

By:
Amos Fargon
Title:	Chief Operating Officer

Address:	Union Bank Trust Co. Ltd
28 Ahad Ha'am St., Tel Aviv
FAX Number: +972-3-5191208
Email: amos-f@ubi.co.il

16

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of September 30, 2015 by and between BioTime, Inc., a California corporation (the “Company”) and the undersigned identified on the signature page attached hereto (“Purchaser”).

ARTICLE 25.
PURCHASE AND SALE OF SHARES

1.1        Sale of Shares.  Purchaser hereby irrevocably agrees to purchase from the Company, and the Company agrees to sell to Purchaser pursuant to the Registration Statement (as defined below) a number of common shares, no par value, (“Shares”) required for applicable TASE Indexes, or such lesser number as provided in Section 1.2 below, at a price per Share equal to ninety-eight percent (98%) of the closing price of the Shares on the Tel Aviv Stock Exchange (“TASE”) on the TASE trading day immediately preceding the first day on which the Company’s common shares enter the TASE Indexes, that is October 1, 2015, (the “Purchase Price”).  The TASE Indexes that Company’s commons shares will enter (the “Indexes”) will be announced by TASE following the listing of the Shares on the TASE on September 30, 2015.

1.2         Adjustment to Number of Shares Sold.  Purchaser shall provide the Company with the exact number of Shares requested by September 30, 2015, at 6:00 p.m., Israel time, and the Company will then notify Purchaser of the exact number of Shares available for purchase by October 1, 2015, at 12:00 p.m., Israel time. The number of Shares that Purchaser shall purchase under this Agreement is subject to reduction as provided in this Section.

(a)            For purposes of Section 1.1 and this Section 1.2, any Shares purchased by Purchaser from sources other than the Company shall not reduce the number of Shares that Purchaser is required to purchase from the Company under this Agreement.

(b)            Purchaser acknowledges and agrees that the Shares being offered to Purchaser under this Agreement by the Company are part of an allotment of Shares that are being offered to other sophisticated investors (“Sophisticated Investor”).  The total number of Shares available to all Sophisticated Investors including Purchaser will not exceed: (a) 20% of the issued and outstanding common stock of the Company; and (b) a number of Shares having an aggregate purchase price of NIS 80 million (the “Maximum Shares”).  To the extent that the number of Shares that Purchaser is committing to purchase from the Company under Section 1.1 of this Agreement plus the total number of Shares that other Sophisticated Investors are committing to purchase under separate agreements with the Company exceeds the Maximum Shares, the Company will allocate Shares among Purchaser and the other Sophisticated Investors on a pro rata basis based on the respective number of Shares that Purchaser and the other Sophisticated Investors have agreed to purchase from the Company, so that the total number of Shares sold by the Company to Purchaser and the other Sophisticated Investors does not exceed the Maximum Shares. In the event that the Company reduces the number of Shares to be sold to Purchaser as provided in this Section 1.2(b), the Company will promptly notify Purchaser of the total number of Shares that will be sold to Purchaser.

(c)            A reduction in the number of Shares sold to Purchaser pursuant to this Section 1.2 will not change the Purchase Price per Share.

ARTICLE 26.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1         Registration Statement.

(a)            The Company has prepared and filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (File No. 333--201824) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the offer and sale of the Shares. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the prospectus contained therein has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company shall file a final a prospectus supplement with the SEC in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares (the “Prospectus Supplement”).

(b)            The Registration Statement, and the final prospectus together with the final prospectus supplement, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(c)            When issued pursuant to this Agreement and the Registration Statement at Closing, the Shares will be free of any restrictions on transfer or sale under the Securities Act, other than such restrictions as may be applicable under Rule 144 under the Securities Act with respect to sales or transfers of securities by an affiliate (as defined in Rule 144) of the issuer should Purchaser be or become an affiliate of the Company.

2.2        Valid Issuance of Shares.  The Shares that are being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, including payment of the Purchase Price, will be duly and validly issued, fully paid, and nonassessable.

2.3        Listing and Maintenance Requirements.  The common shares of the Company have been designated for quotation or listed on the NYSE MKT and the Company has applied to list the Shares for trading on the TASE.

2.4        Disclosure Documents; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, during the twelve (12) months prior to the date hereof.

2.5        Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

2.6        Authority; Enforceability.  The Company has the power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.

2.7        No Conflict.  The execution and delivery of this Agreement and consummation of the sale of the Shares contemplated by this Agreement do not and will not violate any provisions of (i) the Securities Act or the Exchange Act or any rule or regulation thereunder, including the Israeli Securities Law, (ii) the California Corporations Code or the terms of any order, writ or decree of any court or judicial or regulatory authority or body by which the Company is bound, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT or the TASE applicable to the listing of the Company’s common shares.

2.8        No Litigation.  There is no lawsuit, arbitration proceeding, or administrative action or proceeding pending or threatened against the Company which questions the validity of this Agreement or any action taken or to be taken by the Company in connection with this Agreement or the issue and sale of the Shares hereunder.

ARTICLE 27.
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company the following:

3.1        Organization. Purchaser, if not a natural person, is either a corporation, limited liability company, partnership, trust or other entity duly organized, validly existing and in good standing under the laws of the state or other jurisdiction in which it is incorporated or otherwise organized.

3.2        Authority; Enforceability.  Purchaser has the power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement.  This Agreement has been duly authorized and executed by Purchaser and is the valid and binding agreement of Purchaser enforceable in accordance with its terms, except (i) to the extent limited by any bankruptcy, insolvency, or similar law affecting the rights of creditors generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3         No Conflict.  The execution and delivery of this Agreement, and consummation of the transactions contemplated hereunder, including the purchase of the Shares, by Purchaser do not and will not violate any provisions of (i) any rule, regulation, statute, or law applicable to Purchaser or (ii) the terms of any order, writ, or decree of any court or judicial or regulatory authority or body by which Purchaser is bound, or (iii) the articles of incorporation, bylaws, or similar charter or governing documents of Purchaser.

3.4         Purchaser has met all requirements by Israeli law to be defined as a "Classified Investor" under the First Addendum to the Israeli Securities Law, 1968-5728, and agrees to such definition.

3.5        No Short Sales. Purchaser has not, nor has any person or entity acting on behalf of or pursuant to any understanding, agreement, or arrangement with Purchaser, directly or indirectly executed any “short sale,” as defined in SEC Rule SHO, of the common shares of the Company since June 30, 2015.

3.6        Place of Business or Residence.  Purchaser represents and warrants that Purchaser has Purchaser’s principal place of business or residence as set forth on the signature page of this Agreement.

ARTICLE 28.
CLOSING

4.1        Time and Place of Closing.  The consummation of the purchase and sale of the Shares (“Closing”) shall take place on the date (the “Closing Date”) which shall be the third Business Day after the day on which the TASE announces the number of the Company’s common shares required for the Indexes (the “Index Calculation Date”), and in any event no later than at the end of October 5, 2015, Israel time.  The Closing shall occur at the principal office of the Company or at such other place as the parties may agree.  A “Business Day” shall be any day on which the banks in New York are not required or permitted to close.

4.2         Escrow Agent. Union Underwriting & Finances Ltd. will be appointed by the parties as the Escrow Agent (the "Escrow Agent") in order to complete the transaction herein. The Company and Purchaser shall enter into an Escrow Agreement with the Escrow Agent for such purpose, a copy of which is attached as Exhibit A.  The Escrow Agent shall hold the Purchase Price in Escrow in accordance with the terms and conditions of the Escrow Agreement, as follows:

(a)            On the day before the Index Calculation Date, Purchaser shall pay in full the Purchase Price for the Shares purchased by way of wire transfer, in immediately available funds, to the trust bank account to be established in the name of the Escrow. The Purchase Price shall be paid in Israeli New Shekels.

(b)            On the Closing Date, the Company shall transfer the Shares to the Purchaser, pursuant and subject to the written confirmation of the Escrow that it has received the entire Purchase Price from Purchaser.

(c)            On the Closing Date and after the Company has transferred the Shares directly to an account designated the Purchaser as provided in Section 4.3(b), the Trustee will transfer the entire Purchase Price to the Company.

(d)            Expense Reimbursement.  All fees and expenses payable to the Escrow Agent under the Escrow Agreement shall be borne by the Company, except for indemnification payments should any arise, which shall be paid in accordance with the Escrow Agreement.

4.3         Documents to be Delivered By the Company.  The Company shall deliver the following documents to Purchaser at the Closing:

(a)            Prospectus.  A copy of the most current prospectus (the “Prospectus”) included in the Registration Statement, and the Prospectus Supplement filed in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares; provided that the Prospectus and Prospectus Supplement may be delivered in accordance with Rule 172 under the Securities Act;

(b)            Shares.  The Shares purchased by Purchaser shall be delivered electronically via The Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) to an account designated by Purchaser.  No later than one Business Day prior to the Closing Date, Purchaser shall provide the Company with the DWAC number of the account to which the Shares will be transferred and a properly completed Form W-8-BEN.  Confirmation from American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares, that the Shares purchased by Purchaser have been issued as provided by this paragraph shall be sufficient evidence that the Shares have been issued to Purchaser and that the Escrow Agent may release the Purchase Price to the Company.

4.4         Conditions of the Company's Obligation to Close.  The obligation of the Company to sell the Shares to Purchaser on each Closing Date is conditioned upon the following:

(a)            Payment and Delivery.  The Company’s receipt of the entire Purchase Price for all of the Shares being sold to Purchaser;

(b)            Representations and Warranties.  The representations and warranties made by Purchaser in ARTICLE 3 of this Agreement shall be true and correct in all material respects when made and on the Closing Date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects; and

(c)            Performance of Covenants.  Purchaser shall have fully performed all covenants and agreements required to be performed by Purchaser on or before the Closing Date.

(d)            NYSE MKT Approval.  The NYSE MKT shall have approved the Company’s additional listing application for the Shares to be sold to Purchaser.

(e)            TASE Approval.  The TASE shall have approved the Company’s application to list the Shares on the TASE.

(f)             No Shareholder Vote Required.  Under the rules and regulations of the NYSE MKT, the issue and sale of the Shares to Purchaser and the other Sophisticated Investors shall not require approval by a vote or consent of the Company’s shareholders.

4.5        Conditions of Purchaser’s Obligation to Close.  The obligation of Purchaser to purchase the Shares from the Company on any Closing Date is conditioned upon the following:

(a)            Delivery.  Purchaser's receipt of the items required to be delivered by the Company under Section 4.2 above.

(b)            Representations and Warranties.  The representations and warranties made by the Company in ARTICLE 2 of this Agreement shall be true and correct in all material respects when made and on the applicable Closing Date, unless made as of a specific date in which case they shall be accurate as of such date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects.

(c)            Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

(d)            Bankruptcy; Insolvency.  The Company shall not be subject to (i) any order for relief, or subject to any pending proceeding for reorganization or liquidation, under the United States Bankruptcy Code, as amended, or under any other law pertaining to insolvency of the Company or creditor’s rights generally, (ii) any appointment of a receiver for the Company or any of its assets, or (iii) any plan or action of dissolution or liquidation of the Company or its business.

(e)            Listing.  The Company’s common shares shall be listed for trading on the NYSE MKT and TASE, and such listings and trading shall not have been suspended, nor shall suspension by the SEC or the NYSE MKT or TASE have been threatened, as of the Closing Date, in writing by the SEC, the NYSE MKT, or the TASE.

(f)             Inclusion in Indexes.  The Company’s Shares shall be included in one or more of the Indexes.

ARTICLE 29.
ADDITIONAL COVENANTS

5.1        Further Assurances.  Each party will execute, acknowledge, and deliver such additional certificates and documents and will take such additional actions as the other party may reasonably request on or after a Closing Date to effect, complete or perfect the issue and sale of the Shares to Purchaser.

5.2        Purchasers’ Market Activity.  Purchaser agrees that Purchaser shall not, prior to the completion of the purchase and sale of the Shares on the Closing Date, engage in any stabilization activity in connection with the Company’s common shares, or otherwise bid for or engage in any purchase or sale, including any short sale (as defined in SEC Rule SHO) of the Company’s common shares, directly or through or in arrangement with and any entity in control of, or under common control with Purchaser.  Purchaser covenants and agrees that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release, Purchaser will maintain the confidentiality of the existence and terms of this Agreement.

5.3        Public Disclosure by the Company.  The Company may issue one or more press releases and file one or more Current Reports on Form 8-K under the Exchange Act describing the terms of the transactions contemplated by this Agreement, in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing. The Purchaser name will not be mentioned in the above said press releases.

5.4        Publicity.  Purchaser shall not issue any press release or make any similar public statement or communication disclosing the terms of this Agreement or the transactions hereunder without the prior written consent of the Company, provided that the Company’s consent shall not unreasonably be withheld or delayed if such disclosure is required by law and Purchaser shall have provided the Company with a copy of the proposed press release or other public statement or communication a reasonable time prior to the public release or dissemination thereof.

5.5          In the event, that Purchaser will not transfer the entire Purchase Price to the Company, Purchaser will indemnify the Company in the amount of the entire Purchase Price. Without derogating the foregoing, in the event that Purchaser transferred the entire Purchase Price by October 1, 2015, and such delivery of the Purchase Price was approved by the Escrow Agent pursuant to the Escrow Agreement, the Company irrevocably undertakes to deliver the Shares on October 1, 2015, so that the Purchaser shall hold the Shares by the end of October 5, 2015, Israel time.

ARTICLE 30.
MISCELLANEOUS

6.1        Governing Law.  This Agreement shall be construed and governed in all respects by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  All disputes and controversies arising out of or in connection with this Agreement shall be resolved non-exclusively by the state and federal courts located in the State of New York and the State of California, and each party agrees to submit to the jurisdiction of said courts.

6.2        Successors and Assigns.  The parties may not assign their rights or obligations under this Agreement, directly or by operation of law, without the consent of the other party.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of Purchaser and the Company.

6.3        Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter of this Agreement.  This Agreement and any term of this Agreement may be amended, waived, discharged or terminated only by a written instrument signed by the parties.

6.4        Notices, etc.  All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given (a) four (4) days after being deposited in the mail, certified air postage prepaid, return receipt requested, or (b) when delivered by hand, by messenger or overseas express air freight service (such as DHL), or (c) on the date of facsimile transmission (FAX) or electronic mail (email) if sent at or prior to 5:30 p.m. (New York City time) on a Business Day, or the next Business Day after the date of facsimile or email transmission, if sent on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a Business Day, in any case addressed as follows:

To any Purchaser:	At the address or FAX number or email address of Purchaser shown on the signature page of this Agreement

To the Company:	BioTime Inc. 1301 Harbor Bay Parkway Alameda, California 94502 Attention: Chief Financial Officer FAX: (510) 521- 3389 Email: rpeabody@biotimemail.com

Any party may change its address for the purpose of this Agreement by giving notice to each other party in accordance with this Section.

6.5        Expenses.  Purchaser and the Company shall bear their own expenses, including fees and expenses of their own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to Purchaser.

6.6        Brokers.  The Purchaser shall have no liability to any broker, finder, investment banker, or other advisor retained or engaged by the Company or any subsidiary of the Company in connection with the transactions contemplated by this Agreement.

6.7        Titles and Subtitles.  The titles or headings of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.8        Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Agreement as so interpreted shall be enforceable in accordance with its terms.

6.9        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed with signatures transmitted among the parties by facsimile or by email delivery of a pdf format data file, and no party shall deny the validity of a signature or this Agreement signed and so transmitted on the basis that a signed document is represented by a copy or facsimile or pdf format data file and not an original.

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:

BioTime, Inc.

By:	/s/ R W Peabody

Title:	SR VP

PURCHASER:

Tachlit Mutual Funds

By:	/s/ Eyal Segal / Vereo Cohen Rubin

Title:	CEO / CRO

Address:	130 Sheshet Hayamim

Bnai-Barak

FAX Number:	97237904401

Email:	shay@lmtds.co.il

EXHIBIT A

ESCROW AGREEMENT

This ESCROW AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of September 29, 2015, by and among Tachlit (“Purchaser”) and BioTime, Inc., a California corporation (the “Company”). (Each of Purchaser and the Company, a “Party”, and collectively the “Parties”).

W I T N E S S E T H

WHEREAS	the Company and Purchaser have entered into a Purchase Agreement pursuant to which the Company shall sell Purchaser common shares of the Company, no par value (the "Shares"), in exchange for the Purchase Price (as defined in the Purchase Agreement)

WHEREAS	the Company and Purchaser have agreed and desirous and willing that the closing of the Purchase Agreement will take place in accordance with the terms and provisions of this Agreement;

WHEREAS	The Parties wish to appoint Union Bank Trust Co. Ltd to hold the Purchase Price for the purpose of ensuring the delivery of the Shares against receipt of the Purchase Price, in accordance with the terms of this Agreement and the share price as defined below;

NOW, THEREFORE, in furtherance of the Purchase Agreement and in consideration to the Escrow Fees as defined herein, the parties intending to be legally bound agree as follows:

1.	The Company and the Purchaser hereby appoint the Union Bank Trust Co. Ltd Company as the "Escrow Agent" under this Agreement to hold the Purchase Price, and Union Bank Trust Co. Ltd accepts such designation and appointment and agrees to act in accordance with the terms of this Agreement and Purchase Agreement. It is hereby expressly provided that in the event a conflict should arise as between the terms of this Agreement and the Purchase Agreement, the terms of this Agreement shall control. The Escrow Agent agrees that upon receipt of the Purchase Price in accordance with Section 2 below, the Escrow Agent shall hold such funds in accordance with this Agreement.

2.	Term of Escrow; Deposit and/or release of the shares and the Purchase Price.

2.1.	On October 1, 2015, the Purchaser shall deliver the Purchase Price to the Escrow Agent by wire transfer by depositing the Purchase Price to the bank account designated by Escrow Agent to the Company and Purchaser and by sending a proper documentation of such wire transfer to amos-f@ubi.co.il + shai@ubi.co.il ("E-Mail Delivery"). The Purchase Price shall be paid in Israeli New Shekels (NIS) and in immediately available funds. Union Underwriting & Finances Ltd. ("Union Underwriters") will notify the Escrow Agent of the Price Per Share determined according to the Purchase Agreement (the "PPS") that will be the last price of the Company's share at TASE in the Pricing Date and will calculate the Purchase Price for the purpose of the escrow. The above PPS and calculations by Union Underwriters are limited to the purposes of the Escrow Agreement and will not deteriorate from the parties' rights according to the Purchase Agreement. The parties hereby waive and release Union Underwriters from any claim regarding the PPS and the calculations.

2.2.	The Escrow Agent shall immediately notify the Company and the Purchaser in writing of receipt of the Purchase Price (the "Written Notification").

2.3.	On or before the date on which the Purchase Prices is deposited with the Escrow Agent, Purchaser shall notify the Company and the Escrow Agent of the name, telephone number, and email address of an authorized person at the financial institution that will receive the Shares for Purchaser’s account, who the Company and the Escrow Agent may contact to confirm receipt of the Shares.

2.4.	Upon receiving Written Notification, the Company shall take all necessary actions for the issuance of the Shares in the manner provided in the Purchase Agreement. Purchaser acknowledges and agrees to provide the Company with the proper Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) number for the account into which Purchaser’s Shares are to be issued. Purchaser shall provide American Stock Transfer & Trust Company, LLC, the transfer agent and registrar of the Shares (the “Transfer Agent”), with all information and documentation that the Transfer Agent requires to issue the Shares.

2.5.	The Transfer Agent shall promptly provide written notification of the issuance of the Shares by DWAC to the account designated by Purchaser.

2.6.	Immediately following receipt of the Shares in Purchaser’s account, but not before October 6th, 2015, Purchaser shall provide a written confirmation of receipt, including the number of shares by email to the Escrow Agent and the Company, and the Escrow Agent shall release and deliver the Purchase Price, calculated by the number of shares multiplied by the PPS and deduced by 1% (fee to Union Underwriters to be transferred by the Escrow Agent to Union Underwriters' account within the Union Bank) by wire transfer to a bank account of the Company designated in writing by the Company. Escrow Agent shall also deliver a confirmation of such transfer to the Company including the identification number of the wire. In case of excess funds deposited by the Purchaser within the Escrow Agent (comparing to the number of shares actually received by the Purchaser multiplied by the PPS), the Escrow Agent will return such excess funds to the Purchaser 14 days after being deposited. In case of excess of shares, allocated by the Company to the Purchaser above the scale required from the Purchaser's Purchase Price, the Escrow Agent's role will be limited to transferring the Purchase Price to the Company.

2.7.	All incidental costs, fees and expenses related to the transfer of the Purchase Price to the Company will be incurred by the Company, so that the Company will receive the net value after such costs, if any, were deduced. In case that the Company decides or is required to receive the Purchase Price in USD, the Escrow Agent will act in good faith to convert the Purchase Price from NIS to USD at market values used in Union Bank, at the expense of the Company regarding the cost of such conversion.

2.8.	Notwithstanding anything to the contrary hereunder, the Escrow Agent shall not be required to release the Purchase Price unless, prior thereto, it shall have received from the appropriate recipient:

2.8.1.	Full bank account details (the account must be solely owned and controlled by BioTime): name of bank, branch number, account number, name of account, SWIFT, IBAN/ABA;

2.8.2.	Any applied tax forms, if applicable; and

2.8.3.	Bank account ownership approval which would be an official letter from the bank, approved for authenticity by either Pearl Cohen Zedek Latzer Baratz (PCTLB) directly or by PCTLB's approval of such certification done by a US-based law firm that regularly represents BioTime.

2.8.4.	BioTime declares and commits that no tax deduction is required by the Escrow Agent prior to releasing the investment proceeds to BioTime. BioTime undertakes to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses related to that matter.

3.	Escrow Fees. Omitted.

4.	Liability of the Escrow Agent. The Escrow Agent undertakes to perform only the duties as are expressly set forth herein and no other duties and obligations (fiduciary or otherwise) shall be implied. Escrow Agent shall have no duty to enforce any obligation of any other person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any other person to perform any other act. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement (even though such agreement may be referenced in this Agreement) other than this Agreement. The Escrow Agent is not a party to the Purchase Agreement, is not bound by any of its terms, and has not undertaken in any way to effectuate, implement or comply with the Purchase Agreement. The Escrow Agent shall not be liable to any other party hereto or to anyone else for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Escrow Agent’s gross negligence, willful misconduct or bad faith was the cause of any loss suffered by such party. The Escrow Agent’s sole responsibility shall be for the safekeeping and releasing of the Purchase Price in accordance with the terms of this Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.	Indemnification of the Escrow Agent. Subject to the other provisions of this Agreement, the Company agrees to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter. Notwithstanding the foregoing, there shall be no indemnification obligation under this Section in an event of the Escrow Agent’s breach of this Agreement, violation of applicable laws, gross negligence, bad faith or willful misconduct. The Escrow Agent shall notify the Company and the Purchaser in writing of any written assertion of a claim against the Escrow Agent, promptly after the Escrow Agent shall have received any such information as to the nature and basis of the claim or learns of circumstances that may bring about such claim. The Escrow Agent agrees not to settle any litigation in connection with any claim or liability with respect to which the Escrow Agent may seek indemnification from the Company and the Purchaser without the prior written consent of the Company and the Purchaser.

6.	Notices. All notices required or permitted hereunder shall be in writing, must be by E-Mail Delivery as defined above (fax delivery may be added but will not suffice) and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by facsimile or email with confirmation of transmission. All communications shall be sent to the Company, the Purchaser and the Escrow Agent at their respective facsimile numbers or email addresses set forth below.

7.	Priority. In the event of any conflict between the provisions of this Agreement, this Agreement shall be construed in a manner prescribed by the Escrow Agent acting in good faith.

8.	Miscellaneous

The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Company and the Purchaser and the Escrow Agent. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party without the prior consent of the Escrow Agent and the other Parties.

This Agreement may be executed by facsimile signatures, which for all purposes shall be deems to constitute originals. This Agreement may be executed in counterparts, all of which when taken together shall be deemed one original.

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:
BioTime, Inc.

By:
Title:	Chief Financial Officer
Address:	1301 Harbor Bay Parkway
Alameda, California 94502
Attention: Robert W. Peabody, Chief Financial Officer
FAX Number: (415) 521-3389
Email: rpeabody@biotimemail.com

PURCHASER:
Tachlit Mutual Funds

By:

Title:

Address:	130 Sheshet Hayamim
Bnai Barak
FAX Number: 972-237904401
Email: Shay@lmtds.co.il

ESCROW AGENT:

By:
Amos Fargon
Title:	Chief Operating Officer

Address:	Union Bank Trust Co. Ltd
28 Ahad Ha'am St., Tel Aviv
FAX Number: +972-3-5191208
Email: amos-f@ubi.co.il